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                                                                   Exhibit 10.36

                          WANGER ASSET MANAGEMENT, LTD.
               PROFIT-SHARING AND SAVINGS PLAN AND TRUST AGREEMENT (As Amended and Restated Effective January 1, 1997)

                                                       Gardner, Carton & Douglas
                                                       Chicago, Illinois
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                                TABLE OF CONTENTS

ARTICLE I. Definitions and Designations........................................1

   Section 1.1.   "Agent for Service of Process"...............................1
   Section 1.2.   "Agreement"..................................................1
   Section 1.3.   "Board"......................................................1
   Section 1.4.   "Code".......................................................1
   Section 1.5.   "Company"....................................................1
   Section 1.6.   "Compensation"...............................................1
   Section 1.7.   "Computation Period".........................................2
   Section 1.8.   "Effective Date".............................................2
   Section 1.9.   "Employee"...................................................2
   Section 1.10.  "Employer"...................................................2
   Section 1.11.  "ERISA"......................................................2
   Section 1.12.  "Harris Profit-Sharing Plan".................................2
   Section 1.13.  "Leased Employee"............................................2
   Section 1.14.  "One Year Break in Service"..................................2
   Section 1.15.  "Participant"................................................3
   Section 1.16.  "Plan".......................................................3
   Section 1.17.  "Plan Manager"...............................................3
   Section 1.18.  "Plan Year"..................................................3
   Section 1.19.  "Prior Plan".................................................3
   Section 1.20.  "Related Entity".............................................3
   Section 1.21.  "Spouse".....................................................3
   Section 1.22.  "Termination of Employment"..................................3
   Section 1.23.  "Transferred Employees"......................................4
   Section 1.24.  "Trust" or "Trust Fund"......................................4
   Section 1.25.  "Trustee"....................................................4
   Section 1.26.  Additional Definitions.......................................4

ARTICLE II. Hours of Service...................................................5

   Section 2.1.   Hour of Service Defined......................................5
   Section 2.2.   Determination of Hours of Service............................6
   Section 2.3.   Determination of Hours of Service for Reasons Other
                  Than the Performance of Duties...............................6
   Section 2.4.   Crediting of Hours of Service to Computation Periods.........7
   Section 2.5.   Service with Harris Associates, L.P..........................7

ARTICLE III. Participation.....................................................7

   Section 3.1.   Participation Requirements...................................7
   Section 3.2.   Compensation for Plan Year of Entry..........................8


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   Section 3.3.   Notification to Participants.................................8
   Section 3.4.   Reemployment.................................................8

ARTICLE IV. Contributions......................................................8

   Section 4.1.   Amount of Employer Contributions.............................8
   Section 4.2.   Timing of Employer Contributions.............................9
   Section 4.3.   Participants Entitled to Share in Employer Contributions.....9
   Section 4.4.   Allocation of Employer Contribution and Forfeitures..........9
   Section 4.5.   Rollover Contributions to the Plan...........................9
   Section 4.6.   Prevented Contributions.....................................10
   Section 4.7.   Participant Voluntary Contributions.........................11

ARTICLE V. Limitation on Annual Additions.....................................11

   Section 5.1.   Limitation on Annual Additions..............................11
   Section 5.2.   Additional Limitation in Case of Participation in Defined
                  Benefit and Defined Contribution Plans......................12
   Section 5.3.   Definitions Relating to Annual Addition Limitations.........12
   Section 5.4.   Reduction of Annual Additions...............................13

ARTICLE VI. Plan Accounting, Recordkeeping and Directed Investments...........14

   Section 6.1.   Plan Accounting Records.....................................14
   Section 6.2.   Valuation Dates.............................................14
   Section 6.3.   Account Adjustments.........................................14
   Section 6.4.   Trust Fund Earnings.........................................14
   Section 6.5.   Directed Investment Accounts................................15
   Section 6.6.   Directed Investments - Operations...........................17

ARTICLE VII. Vesting and Payment of Benefits..................................18

   Section 7.1.   Normal Retirement Date......................................18
   Section 7.2.   Disability Retirement.......................................18
   Section 7.3.   Vesting.....................................................18
   Section 7.4.   Payments to Participants....................................20
   Section 7.5.   Direct Rollovers from the Plan..............................21
   Section 7.6.   Vesting Years of Service....................................21

ARTICLE VIII. Settlement Options..............................................22

   Section 8.1.   Methods of Distribution.....................................22
   Section 8.2.   Medium of Payment...........................................23
   Section 8.3.   Date for Determining Value of Account Balance...............23


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ARTICLE IX. Beneficiaries.....................................................23

   Section 9.1.   Payment on Death of a Participant Who Is Not Married........23
   Section 9.2.   Payment on Death of a Married Participant...................24
   Section 9.3.   Minors and Persons under Other Legal Disability.............24
   Section 9.4.   Limitation When Death Occurs before Retirement Benefits
                  Commence....................................................24
   Section 9.5.   Limitation When Death Occurs after Benefits Commence........25
   Section 9.6.   Minimum Distribution Requirements...........................25

ARTICLE X. Insurance Policies.................................................25

ARTICLE XI. Loans to Participants.............................................25

   Section 11.1.  Limitation..................................................25
   Section 11.2.  Repayment -- Collection.....................................25
   Section 11.3.  Interest....................................................25
   Section 11.4.  Security....................................................26
   Section 11.5.  Loan Procedures.............................................26

ARTICLE XII. Plan Management..................................................26

   Section 12.1.  General Rights, Powers and Duties of Plan Manager...........26
   Section 12.2.  Plan Manager................................................27
   Section 12.3.  Fiduciary Obligations.......................................27
   Section 12.4.  Information to Be Furnished to Plan Manager.................27
   Section 12.5.  Uniform Application.........................................28
   Section 12.6.  Allocation and Delegation of Certain Fiduciary Duties.......28
   Section 12.7.  Funding Policy..............................................28
   Section 12.8.  Compensation and Expenses...................................28
   Section 12.9.  Indemnification of the Plan Manager by the Employers........28
   Section 12.10. Limitation on Responsibilities..............................29
   Section 12.11. Agent for Service of Process................................29

ARTICLE XIII. Claims for Benefits.............................................29

   Section 13.1.  Claim for Benefits..........................................29
   Section 13.2.  Request for Review of a Denial of a Claim for Benefits......29
   Section 13.3.  Decision upon Claim for Review of a Denial of a Claim for Benefits................................................29


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ARTICLE XIV. Trustee Powers, Rights and Duties................................30

   Section 14.1.  Exclusive Authority.........................................30
   Section 14.2.  General Powers..............................................30
   Section 14.3.  Directions to Trustee.......................................33
   Section 14.4.  Fiduciary Obligations.......................................33
   Section 14.5.  Allocation of Trustee Responsibilities, Obligations
                  and Duties..................................................33
   Section 14.6.  Compensation and Expenses...................................33
   Section 14.7.  Actions by Trustees.........................................33
   Section 14.8.  Persons Dealing with Trustee................................33
   Section 14.9.  Indemnification of the Trustee by the Employers.............34
   Section 14.10. Limitation on Responsibilities..............................34
   Section 14.11. Common Trust Fund...........................................34
   Section 14.12. Change of Trustee...........................................34

ARTICLE XV. Limitation upon Reversion.........................................35

   Section 15.1.  Exclusive Benefit...........................................35
   Section 15.2.  Permissible Reversions......................................35

ARTICLE XVI. Amendment........................................................36

   Section 16.1.  In General..................................................36
   Section 16.2.  Amendments to Vesting Schedule..............................36

ARTICLE XVII. Termination of the Plan and Trust...............................37

   Section 17.1.  Right to Terminate Plan and Trust...........................37
   Section 17.2.  Right to Discontinue Contributions..........................37
   Section 17.3.  Vesting upon Termination of Plan or Complete
                  Discontinuance of Contributions.............................37
   Section 17.4.  Merger or Consolidation of Plan and Trust...................37

ARTICLE XVIII. Miscellaneous..................................................38

   Section 18.1.  Inalienability of Benefits..................................38
   Section 18.2.  No Implied Rights...........................................38
   Section 18.3.  Status of Employment Relations..............................38
   Section 18.4.  No Guarantee................................................38
   Section 18.5.  Service in More Than One Capacity...........................38
   Section 18.6.  Actions by Company..........................................38
   Section 18.7.  Binding Effect..............................................39
   Section 18.8.  Governing Laws..............................................39
   Section 18.9.  Counterparts................................................39
   Section 18.10. Number and Gender...........................................39


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   Section 18.11. Payments Pursuant to a Qualified Domestic Relations
                  Order.......................................................39
   Section 18.12. Rights of Veterans..........................................40

ARTICLE XIX. Special Top-Heavy Rules..........................................40

   Section 19.1.  Application.................................................40
   Section 19.2.  Special Terms...............................................40
   Section 19.3.  Minimum Contribution........................................43
   Section 19.4.  Maximum Benefit Accrual.....................................44
   Section 19.5.  Termination of Top-Heavy Status.............................44

ARTICLE XX. Adoption and Withdrawal from Plan.................................44

   Section 20.1.  Procedure for Adoption......................................44
   Section 20.2.  Procedure for Withdrawal....................................44


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                                  INTRODUCTION

      This document is an amendment, restatement and continuation, effective as of January 1, 1997 of the Wanger Asset Management, Ltd. Profit-Sharing and Savings Plan and Trust Agreement, which was originally adopted effective as of March 24, 1992 and amended three times thereafter. The rights and duties of any person under the plan at any time prior to January 1, 1997 shall be determined under the provisions of the Plan as in effect on that date, and not under this document.

                                   ARTICLE I.

                          Definitions and Designations

      Section 1.1. "Agent for Service of Process." Any officer of the Company is designated as the agent for service of process.

      Section 1.2. "Agreement" means this Plan and Trust.

      Section 1.3. "Board" means the Board of Directors of Wanger Asset Management, Ltd.

      Section 1.4. "Code" means the Internal Revenue Code of 1986, as amended.

      Section 1.5. "Company" means Wanger Asset Management, Ltd., an Illinois corporation. In addition, solely for purposes of Article III and Article VII, the term "Company" also means an organization which is a predecessor of the Company, including Harris Associates, L.P.

      Section 1.6. "Compensation" means, with respect to an Employee, the aggregate of all payments by an Employer to an Employee for services, including bonuses, commissions, overtime pay, vacation pay and disability pay if paid by an Employer, but excluding amounts of deferred compensation, stock options and other distributions which receive special tax benefit, to the extent these are excluded from "compensation" under Treasury Reg. ss.1.415-2(d)(3).

      For Plan Years beginning on or after January 1, 1994, "Compensation" shall be determined by excluding compensation for any year in excess of $150,000 (or such greater amount as may be determined by the Commissioner of Internal Revenue for that year). For Plan Years beginning before January 1, 1994, "Compensation" shall be determined by excluding compensation for any year in excess of $200,000 (or such greater amount as may be determined by the Commissioner of Internal Revenue for that year). For purposes of the dollar limitation on compensation set forth in the two preceding sentences, the family aggregation rules set forth in Section 414(q)(6) of the Code, as modified by Section 401(a)(17) thereof, shall apply in Plan Years beginning before January 1, 1997.

      Compensation shall be calculated under the same method of accounting (cash or accrual) used by the Company for federal income tax purposes. For any "short" Plan Year of fewer than 12 months, the applicable annual compensation limit will be multiplied by a fraction, the


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numerator of which is the number of months in the determination period, and the denominator of which is 12.

      Any reference in this Plan to the limitation under Code Section 401(a)(17) means the annual compensation limit set forth in this provision.

      Section 1.7. "Computation Period" means, for purposes of determining Vesting Years of Service and One Year Breaks in Service, the Plan Year.

      Section 1.8. "Effective Date" of this amendment and restatement of the Plan means January 1, 1997.

      Section 1.9. "Employee" means any person who is employed by an Employer, excluding any person who is an independent contractor with respect to an Employer, and excluding any person who is a Leased Employee. In addition, a "Highly Compensated Employee" is any Employee who: (i) was a 5 percent owner (as defined in Section 19.2(g)(iii)) at any time during the current or prior Plan Year; or (ii) for the prior Plan Year had 415 Compensation of more than $80,000 (adjusted annually under Code Section 414(q)(1)) and who was a member of the group of the top-paid 20% of all Employees (ranked by 415 Compensation) for a Plan Year. In determining the top-paid 20% group, any Employee will be excluded if he has not completed 6 months of service, normally works less than 17-1/2 hours per week or less than 6 months per year, is not yet age 21, is covered by a bona fide collective bargaining agreement or is a nonresident alien with no U.S. source earned income.

      Section 1.10. "Employer" means, on and after the Effective Date, the Company and any Related Entity which, pursuant to Article XXI of the Plan, has adopted the Plan.

      Section 1.11. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      Section 1.12. "Harris Profit-Sharing Plan" means the Harris Associates, L.P. Profit-Sharing and Savings Plan and any predecessor to that plan.

      Section 1.13. "Leased Employee" means any person who is not an Employee of an Employer, but who has provided services to an Employer, under the primary direction of the Employer, on a substantially full-time basis for a period of at least one year pursuant to an agreement between the Employer and a leasing organization. The period during which a Leased Employee performs services for an Employer shall be taken into account for purposes of Article III and Article VII of the Plan, unless (i) such Leased Employee is a participant in a money purchase pension plan maintained by the leasing organization which provides a non-integrated employer contribution rate of at least 10 percent of compensation, immediate participation for all employees and full and immediate vesting, and (ii) Leased Employees do not constitute more than 20 percent of the Employer's nonhighly compensated workforce.

      Section 1.14. "One Year Break in Service" means a Computation Period during which a Participant completes 500 or fewer Hours of Service with an Employer or a Related Entity.


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      Section 1.15. "Participant" means an Employee who becomes a Participant in accordance with the provisions of the Plan.

      Section 1.16. "Plan" means the Wanger Asset Management Ltd. Profit-Sharing and Savings Plan, as set out in this document and as subsequently amended.

      Section 1.17. "Plan Manager" means the Plan Manager provided for by
Article XII. The Plan Manager has the duties and obligations of the "administrator" (as defined in Section 3(16)(A) of ERISA) and of the "plan administrator" (as defined in Section 414(g) of the Code).

      Section 1.18. "Plan Year" means the calendar year, except that the initial Plan Year was a "short" plan year beginning on March 24, 1992 and ending on December 31, 1992.

      Section 1.19. "Prior Plan" means the Wanger Asset Management, Ltd. Profit-Sharing and Savings Plan, as established effective March 24, 1992 and as amended through December 31, 1996.

      Section 1.20. "Related Entity" means any organization which is either (i) a member of a controlled group of corporations (as determined under Section 414(b) of the Code) of which an Employer is a member, or (ii) a member of a group of trades or businesses (whether or not incorporated) which are under common control with an Employer (as determined under Section 414(c) of the Code), or (iii) a member of an affiliated service group (as defined under
Section 414(m) of the Code) of which an Employer is a member; provided, however, that in defining the term "Related Entity" for purposes of the limitations set forth in Article V, the phrase "more than 50%" shall be substituted for the phrase "at least 80%" in accordance with the provisions of Section 415(h) of the Code.

      Section 1.21. "Spouse" means the person who is living and married to the Participant as of any relevant date within the meaning of the laws of the State of the Participant's residence or evidenced by a valid marriage certificate or other proof acceptable to the Plan Manager. A spouse who was the Spouse on the date payment of benefits commenced but who is divorced from the Participant at the date of the Participant's death will be the Spouse at the date of the Participant's death except as otherwise provided in a "Qualified Domestic Relations Order" as defined in Section 18.11.

      Section 1.22. "Termination of Employment" occurs when an Employee ceases to be on the payroll of any Employer. Transfer of employment from an Employer to another Employer shall not constitute a Termination of Employment; provided, however, where an Employer ceases to be such with respect to an Employee as a result of either an asset sale or stock sale and the Employee is deemed not to have incurred a separation from service for purposes of Section 402(e)(4) of the Code, then Termination of Employment shall be deemed not to occur until such Employee ceases to be employed by the successor to the Employer, unless the Plan Manager in its discretion, uniformly applied to all similarly situated Employees, determines not to apply this provision.


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      Section 1.23. "Transferred Employees" means employees of Harris
Associates, L.P. who became Employees of the Company prior to July 1, 1992 and who were participating in the prior Plan.

      Section 1.24. "Trust" or "Trust Fund" means the trust fund which is established by this Agreement and which forms a part of the Plan.

      Section 1.25. "Trustee" means any individual or corporation duly appointed as a Trustee of this Plan who is serving in that capacity at any time, including any additional or successor Trustee.

      Section 1.26. Additional Definitions. The following terms are defined in subsequent Sections in this document, as indicated:

                Definition                          Appears in Section
        "Adjusted Account Balance"                        6.4(c)
            "Aggregate Benefit"                          19.2(a)
            "Aggregation Group"                          19.2(b)
         "Aggregation Group Plan"                        19.2(c)
            "Annual Additions"                            5.1(b)
            "Current Plan Year"                          19.2(d)
      "Defined Benefit Plan Fraction"                      5.2
          "Defined Benefit Plan"                          5.3(c)
   "Defined Contribution Plan Fraction"                    5.2
        "Defined Contribution Plan"                       5.3(b)
             "Designated Fund"                          6.5(a)(iv)
           "Determination Date"                          19.2(e)
          "Disability Retirement"                          7.2
        "Eligible Retirement Plan"                        7.5(a)
     "Eligible Rollover Distribution"                     7.5(a)
           "Excess Contribution"                         15.2(b)
           "Former Key Employee"                         19.2(f)
            "415 Compensation"                            5.3(d)
             "Hour of Service"                             2.1
              "Key Employee"                             19.2(g)
             "Limitation Year"                            5.3(e)
         "Normal Retirement Date"                          7.1
   "Qualified Domestic Relations Order"                   18.11
             "Retirement Plan"                            5.3(a)
          "Rollover Contribution"                         4.5(a)
             "Top-Heavy Plan"                            19.2(h)
           "Trust Fund Earnings"                          6.4(a)
             "Valuation Date"                             6.2(a)
            "Valuation Period"                            6.2(b)
         "Vesting Year of Service"                        7.6(a)


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                                   ARTICLE II.

                                Hours of Service

      Section 2.1. Hour of Service Defined. "Hour of Service" means each hour for which an Employee is:

      (a)   paid, or entitled to payment, for the performance of duties;

      (b) awarded back pay or for which back pay has been agreed to, irrespective of mitigation of damages; provided, however, that the same Hour of Service shall not be credited both under Subsection 2.1(a) or Subsection 2.1(c), as the case may be, and under this Subsection 2.1(b);

      (c) paid, or entitled to payment, on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided, however, that --

            (i) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to him if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws, and

            (ii) Hours of Service shall not be credited for a payment which solely reimburses an Employee for medical or medical-related expenses incurred by him,

            and for purposes of this Subsection 2.1(c), a payment shall be deemed to be made by or due from an Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund or insurer to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular employees or are on behalf of a group of employees in the aggregate;

      (d) solely for purposes of determining whether an Employee has incurred a One Year Break in Service as defined at Section 1.14, an Employee will be credited with each hour which would normally have been credited as an Hour of Service except that the Employee was absent from work because of her pregnancy, the birth of his/her child, the placement of a child with him/her following adoption or caring for his/her child immediately following such birth or placement; provided, however, that Hours of Service will be credited under this paragraph only to the extent that (after counting Hours of Service already credited under paragraphs (a)-


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            (c)) credit under this paragraph is necessary to prevent the
            Employee or Participant from having a One Year Break in Service either (i) in the Computation Period during which the absence began or (ii) if no Hours of Service are credited under (i), in the Computation Period immediately following the period described in
            (i); and

      (e) solely for purposes of determining whether an Employee has incurred a One Year Break in Service as defined at Section 1.14, an Employee will be credited with Hours of Service for any customary period of work, based on a 35-hour work week or pro rata portion thereof, during which he is absent due to an Employer-approved non-paid leave of absence.

      Section 2.2. Determination of Hours of Service.

      (a) Periodic Payroll Periods. The Plan Manager, in its sole discretion, may require that Hours of Service credited be determined on the basis of periodic payroll periods. The Plan Manager's determination shall be made on a nondiscriminatory basis and shall be uniformly and consistently applied to all Employees and Participants of each classification covered under the Plan; provided, however, that such classifications shall themselves be reasonable and consistently determined and applied. In such event, if an Employee is compensated on the basis of one of the following periodic payroll periods he shall be credited with the Hours of Service for such period during which he would be credited with at least one Hour of Service in accordance with Section 2.1, determined as follows:

            If the Employee's Periodic
            Payroll Period Is                         He Shall Be Credited With
            -----------------                         -------------------------

            Day of employment                              10 Hours of Service
            Week of employment                             45 Hours of Service
            Semi-monthly employment period                 95 Hours of Service
            Monthly employment period                     190 Hours of Service

            If an Employee is not compensated on one of the above periodic payroll periods, he shall be credited with 10 Hours of Service for each day of employment during which he would be credited with at least one Hour of Service in accordance with Section 2.1.

      (b) Non-Periodic Payroll Periods. In the event Subsection 2.2(a) is not applicable, Hours of Service shall be determined from the records maintained by the Employer.

      Section 2.3. Determination of Hours of Service for Reasons Other Than the Performance of Duties. In the case of a payment which is made or due on account of a period during which an Employee performs no duties, and which results in the crediting of Hours of Service under Subsection 2.1(c), or in the case of an award or agreement for back pay, to the


                                       6
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extent that such award or agreement is made with respect to a period described in Subsection 2.1(b), the number of Hours of Service to be credited shall be determined in accordance with the provisions of Department of Labor Regulation ss.2530.200b-2(b). In determining Hours of Service to be credited under Subsection 2.1(c), the number of regularly scheduled working hours included in the customary work week is 35 hours per week.

      Section 2.4. Crediting of Hours of Service to Computation Periods.

      (a) Except as provided in Subsection 2.4(d), Hours of Service described in Subsection 2.1(a) shall be credited to the Computation Period in which the duties are performed.

      (b) Except as provided in Subsection 2.4(d), Hours of Service described in Subsection 2.1(b) shall be credited to the Computation Period(s) to which the award or agreement for back pay pertains, rather than to the Computation Period in which the award, agreement or payment is made.

      (c) Except as provided in Subsection 2.4(d), Hours of Service described in Subsection 2.1(c) shall be credited as follows:

            (i) Hours of Service credited to an Employee on account of a payment which is calculated on the basis of units of time, such as hours, days, weeks or months, shall be credited to the Computation Period or Computation Periods in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates.

            (ii) Hours of Service credited to an Employee by reason of a payment which is not calculated on the basis of units of time shall be credited to the Computation Period in which the period during which no duties are performed occurs.

      (d) In the case of Hours of Service to be credited to an Employee in connection with a period of no more than 31 days which extends beyond one Computation Period, all such Hours of Service shall be credited to the second such Computation Period.

      Section 2.5. Service with Harris Associates, L.P. For employees who commenced employment with the Company on or before June 30, 1992, Hours of Service with Harris Associates, L.P. and any predecessor company shall be credited for all purposes under this Plan in accordance with the terms of this
Article in the same manner as Hours of Service with the Company.


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                                  ARTICLE III.

                                  Participation

      Section 3.1. Participation Requirements. Each Employee of the Company who was participating in the Prior Plan on the day immediately preceding the Effective Date shall continue to participate herein in accordance with the provisions of this Plan. Each other Employee of an Employer who:

      (a) commences Service on or before June 30 in any Plan Year shall become a Participant on the last day (December 31 Entry Date) of the then current Plan Year, or

      (b) commences Service on or after July 1 in any Plan Year shall become a Participant on the first day (January 1 Entry Date) of the following Plan Year;

provided, however, if he is not employed by an Employer on his applicable Entry Date, he will not become a Participant until the first Entry Date thereafter on which he is so employed.

      Section 3.2. Compensation for Plan Year of Entry. For purposes of Article IV, the Compensation of a Participant for the Plan Year in which he becomes a Participant shall include all of his Compensation during that Plan Year.

      Section 3.3. Notification to Participants. Within 90 days after the date on which an Employee becomes a Participant (or at such later date as is prescribed by regulations issued by the Secretary of Labor) the Plan Manager shall furnish him with a summary plan description and a statement of any modifications and changes thereto.

      Section 3.4. Reemployment. Any Participant who is reemployed following his Termination of Employment shall become a Participant again as of the date he first completes an Hour of Service with an Employer after his reemployment.

                                   ARTICLE IV.

                                  Contributions

      Section 4.1. Amount of Employer Contributions.

      (a) Contributions. With respect to each Plan Year and subject to the limitations of this Article IV and Article V, the Company shall contribute to the Trust such amount or amounts, if any, as its Board in its discretion shall determine, but not exceeding 15% of Participants' Compensation for the fiscal year of the Company. The Board shall designate the Plan Year on account of which the contribution is made and shall specify the amount of the contribution or a definite basis or formula by which the contribution can be determined within a reasonable time after the end of that Plan Year.

         (b) Subject to this Article IV and Articles V, XVI and XVII, each other Employer will contribute to the Trust for each Plan Year for all Participants who are Employees of that Employer an amount which is equal to the product of (i) the total Compensation for the Plan Year paid to such Participants by such Employer, multiplied by (ii) a fraction, the numerator of which is the Company's contribution for the Plan Year and the denominator of which is the total Compensation for the Plan Year paid to Participants by the Company.

      Section 4.2. Timing of Employer Contributions. Employer contributions to the Trust for each Plan Year shall be paid not later than the time prescribed by law (including any extensions thereof) for filing the Employer's Federal income tax return for its taxable year which coincides with such Plan Year. Notwithstanding the date or dates payments to the Trust are actually made, Employer contributions with respect to each Plan Year shall be deemed made as of the last day of that Plan Year. With respect to any contributions paid by an Employer to the Trust after the last day of the Employer's taxable year but before the time prescribed by law (including any extensions thereof) for filing the Employer's Federal income tax return for such taxable year, such payments shall be considered to be on account of such preceding taxable year and the Plan Year which coincides therewith, if the Employer claims such payments as a deduction on its Federal income tax return for such preceding taxable year or the Employer designates such payments in writing to the Plan Manager or Trustee as payments on account of the preceding taxable year.

      Section 4.3. Participants Entitled to Share in Employer Contributions. All Participants who are employed by an Employer on the last day of the Plan Year shall be entitled to share in the allocation of the Employer contribution and Forfeitures for the Plan Year, except Participants who do not complete 1,000 or more Hours of Service with the Employers during the Plan Year; provided, however, that a Participant who would have completed 1,000 or more Hours of Service with the Employers during the Plan Year but whose Normal Retirement, death or Disability Retirement occurred during such Plan Year while in the employ of the Employers shall be entitled to share in the allocation of Employer contributions and Forfeitures for the Plan Year based upon his Compensation during the Plan Year of his death, Normal Retirement or Disability Retirement.

      Section 4.4. Allocation of Employer Contribution and Forfeitures. Subject to the limitations of Article V, Employer contributions for each Plan Year and Forfeitures arising during the Plan Year shall be allocated among the Participants entitled to allocations under Section 4.3 and will be credited to each such Participant's Company Contribution Accounts in the same proportion as his Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

      Section 4.5. Rollover Contributions to the Plan.

      (a) Acceptance of Rollover Contributions. The Plan Manager, upon the written request of an Employee, may direct the Trustee to accept a "Rollover Contribution," which is either of the following: (i) a direct transfer to this Plan and Trust of a rollover contribution received by the Employee of the Employee's benefits under an individual retirement account or individual retirement annuity if such amount would otherwise qualify as a "rollover contribution" under Section 408(d)(3)(A)(ii) of the Code including all applicable requirements under Code Section 408(d)(3), or from another plan intended to meet the requirements of Section 401 of the Code, including any nondeductible employee contributions made by the Employee to such a plan, which transfer may be in cash or in property, or partly in each; or (ii) a rollover contribution of an amount (or portion thereof) received by the Employee as a distribution from another plan intended to meet the requirements of
            Section 401 of the Code, or of an Employee's benefits under an individual retirement account or individual retirement annuity if such amount would otherwise qualify as a "rollover contribution" under Section 408(d)(3)(A)(ii) of the Code including all applicable requirements under Code Section 408(d)(3), which rollover may be in cash or in property, or partly in each. Such distribution shall be treated as a Rollover Contribution for all purposes of the Plan and Trust, including, but not limited to, the provisions of Subsection 4.5(b). No part of any distribution received pursuant to this Subparagraph may be attributable to a trust forming part of a plan under which the Employee was, at any time, an employee within the meaning of Section 401(c)(1) of the Code.

            As used herein, a "direct transfer" means an amount paid directly by a trustee of one trust to a trustee of another trust and a "rollover contribution" means an amount received by an Employee from the trustee of one trust (or from an individual retirement account or annuity) and paid by the Employee to the trustee of another trust.

            Any Rollover Contribution which is accepted will be held in a separate Rollover Contribution Account.

      (b) Vesting in Rollover Contribution Account. The Employee shall at all times have a nonforfeitable right in 100% of his Rollover Contribution Account.

      (c) Limited Participation. An Employee who makes a Rollover Contribution shall be deemed to be a Participant with respect to his Rollover Contribution Account for all purposes of the Plan except for Article III and this Article (other than this Section).

      Section 4.6. Prevented Contributions. If for any Plan Year an Employer is prevented from making the full amount of its contribution as determined under
Section 4.1 because such Employer does not have sufficient current or accumulated profits, the other Employers (by action of their respective boards of directors) may contribute, to the extent of their respective current or accumulated profits, on behalf of such Employer that portion of such Employer's contributions which such Employer is prevented from making.

      For any Plan Year in which a consolidated federal income tax return will not be filed by the Employers, the amount of the prevented contribution which may be made by the Company and each other Employer under this Section 4.6, if it is necessary to allow a deduction therefor for federal income tax purposes, shall be limited to that proportion of its current or accumulated profits (remaining after deducting the contribution made under Section 4.1) which its current or accumulated profits (remaining after deducting the contribution made under Section 4.1) bears to the total current or accumulated profits of all Employers (remaining after deducting the contributions made under Section 4.1).

      Section 4.7. Participant Voluntary Contributions.

      (a) In General. No Participant Voluntary Contributions were made or accepted for periods beginning after December 31, 1992. The following rules apply to Participant Voluntary Contributions made under Section 4.7 of the Prior Plan.

      (b) Separate Account. Each Participant's Voluntary Contributions will be held in a separate Voluntary Contributions Account.

      (c) Vesting. A Participant shall at all times have a nonforfeitable right in 100% of his Voluntary Contributions Account.

      (d) Withdrawals of Voluntary Contributions. Amounts voluntarily contributed by a Participant pursuant to this Section may be withdrawn by him, in whole or in part, at any time prior to his Termination of Employment by making a written request to the Plan Manager; provided, however, that his cumulative withdrawals shall not exceed his cumulative voluntary contributions. Withdrawals under this Subsection shall be made from that portion of the balance in a Participant's Voluntary Contributions Account which equals his unwithdrawn Voluntary Contributions and the earnings on such contributions on a pro rata basis.

                                   ARTICLE V.

                         Limitation on Annual Additions

      Section 5.1. Limitation on Annual Additions.

      (a) General Rule. Notwithstanding any other provision of the Plan, the sum of the Annual Additions (as defined below) for each Participant for any Limitation Year beginning after March 31, 1984 shall not exceed the lesser of:

            (i) $30,000 (or, if greater, 1/4 of the dollar limitation in effect under Section 415(b)(1)(A) of the Internal Revenue Code for the calendar year which begins with or within that Plan
                  Year); or

            (ii)  25% of the Participant's 415 Compensation (as defined below).

      (b) Annual Additions Defined. The term "Annual Additions" means the sum of Voluntary Contributions, Employer contributions and Forfeitures allocated to a Participant's accounts as of any date during the Limitation Year under this Plan or any other Defined Contribution Plan maintained by the Company or a Related Company.

      (c) Short Plan Year. With respect to any Plan Year except for the initial Plan Year (and coexistent Limitation Year) the duration of which is less than 12 consecutive months, the dollar limitation of Subparagraph 5.1(a)(i) for such Plan Year shall be determined by multiplying such dollar amount by a fraction, the numerator of which is the number of months (including fractional parts of a month) in the Plan Year, and the denominator of which is 12.

      Section 5.2. Additional Limitation in Case of Participation in Defined Benefit and Defined Contribution Plans. In the event that any Participant under this Plan is a participant under one or more Defined Benefit Plans maintained by an Employer, then for any Limitation Year beginning after March 31, 1984 the sum of his Defined Benefit Plan Fraction (as defined by Section 415(e)(2) of the
Code) for all such plans and his Defined Contribution Plan Fraction (as defined by Sections 415(e)(3), (e)(4), and (e)(6) (if chosen by the Plan Manager) of the Code and the transitional rule of Section 235(g)(3) of the Tax Equity and Fiscal Responsibility Act of 1982) for all such plans for such Limitation Year shall not exceed 1.0 (the "Combined Fraction"). If the Combined Fraction of such Participant exceeds 1.0 and if the Defined Benefit Plan permits it, the Participant's Defined Benefit Plan Fraction shall be reduced by limiting the Participant's annual benefits payable from the Defined Benefit Plan in which he participates to the extent necessary to reduce the Combined Fraction of such Participant to 1.0. If the Defined Benefit Plan does not permit the reduction described above, the Participant's Defined Contribution Plan Fraction shall be reduced in accordance with Section 5.4 below to the extent necessary to reduce the Combined Fraction of such Participant to 1.0.

      Section 5.3. Definitions Relating to Annual Addition Limitations. For purposes of the Plan, the following definitions shall apply:

      (a) "Retirement Plan" means (i) any pension, profit-sharing, or stock bonus plan described in Section 401(a) of the Code, which includes a trust exempt from tax under Section 501(a) of the Code, (ii) any annuity plan or annuity contract described in Sections 403(a) or 403(b) of the Code, (iii) any qualified bond purchase plan described in Section 405(a) of the Code and (iv) any individual retirement account, individual retirement annuity or retirement bond described in Sections 408(a), 408(b) or 409 of the Code.

      (b) "Defined Contribution Plan" means a Retirement Plan (whether or not terminated) which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which may be allocated to such participant's account.

      (c) "Defined Benefit Plan" means any Retirement Plan (whether or not terminated) which is not a Defined Contribution Plan; provided, however, that if a Defined Benefit Plan provides for voluntary employee contributions, such voluntary employee contributions shall be considered as a separate Defined Contribution Plan for purposes of applying the limitations of
            Section 415 of the Code and the provisions of this Article.

      (d) "415 Compensation" means a Participant's wages, salaries and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with an Employer to the extent that the amounts may be included in gross income (including, but not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allowances), and excluding the following:

            (i) Employer contributions to a plan of deferred compensation that shall not be included in the Participant's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Participant, or any distributions from a plan of deferred compensation;

            (ii) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

            (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

            (iv) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludable from the gross income of the Participant).

      Effective for Plan Years beginning after December 31, 1997, 415 Compensation shall include elective deferrals to 401(k) plans and other similar arrangements, elective contributions to Code Section 457 nonqualified deferred compensation plans, and salary reduction contributions made to a cafeteria plan.

      (e) "Limitation Year" means the Plan Year.

      Section 5.4. Reduction of Annual Additions. In the event it is determined that the Annual Additions to a Participant's accounts for any Limitation Year would be in excess of the limitations of this Article, such Annual Additions shall be reduced to the extent necessary to bring them within such limitations in the following manner:

      (a) The Participant's allocable share of the Employer contribution and Forfeitures for the Plan Year ending within the Limitation Year shall be reduced. The amount of such reduction shall be allocated to each other Participant entitled to share in the Employer contribution and Forfeitures and credited to their respective Company Contribution Accounts in the same proportion as each such other Participant's Compensation for the Plan Year bears to the total Compensation of all such other Participants for the Plan Year. If such reallocation results in the Annual Additions to another Participant's accounts for such Limitation Year also exceeding the limitations of this Article, the provisions of this Subsection 5.4(a) shall then be applied to such Participant(s).

      (b) If further reductions are necessary, then the amount of the Employer contribution and Forfeitures for the Plan Year ending within the Limitation Year which cannot be allocated hereunder shall be credited to an Unallocated Company Contribution Account. Such Account shall not be subject to adjustment pursuant to Article VI and shall be deemed an Employer Contribution for the succeeding Plan Year and allocated before any other Employer contributions for that Plan Year.

                                   ARTICLE VI.

             Plan Accounting, Recordkeeping and Directed Investments

      Section 6.1. Plan Accounting Records. The Plan Manager shall establish and maintain a set of accounting records for the Plan for the purpose of accounting for the benefits of Participants and their beneficiaries under the Plan and for all receipts, disbursements and liabilities of the Plan. Such accounting records shall include one or more Company Contribution Accounts, Voluntary Contribution Accounts, Rollover Contribution Accounts and Suspense Accounts for each Participant and such other accounts as the Plan Manager determines are necessary. All accounts maintained for a Participant may be collectively referred to as "Account" or "Accounts." All of the same type of Accounts maintained for a Participant shall sometimes be collectively referred to in the singular.

      Section 6.2. Valuation Dates.

      (a)   "Valuation Date" means the last day of each Plan Year.

      (b) "Valuation Period" with respect to any Valuation Date means the period since the preceding Valuation Date.

      Section 6.3. Account Adjustments. As of each Valuation Date, the Plan Manager shall credit or charge, as the case may be, the applicable Account of each Participant with:

      (a) distributions and loans, and loan repayments made during the Valuation Period;

      (b)   Rollover contributions made by him during the Valuation Period;

      (c)   Trust Fund Earnings allocated to him for the Valuation Period; and

      (d)   Employer contributions and Forfeitures allocated to him pursuant to
            Article IV.

      Section 6.4. Trust Fund Earnings.

      (a) Definition. With respect only to that portion of the Trust Fund which does not represent Designated Funds, the term "Trust Fund Earnings" means the net of the Trust Fund's earnings, gains, losses and expenses during the Valuation Period and the net of the appreciation or depreciation in the fair market value of each asset of the Trust Fund on the Valuation Date (as compared to the valuation of such assets as of the preceding Valuation Date, or cost, in the case of assets acquired since the preceding Valuation
            Date).

      (b) Allocation of Trust Fund Earnings. As of each Valuation Date, Trust Fund Earnings shall be allocated among all Participants in the same proportion as each Participant's Adjusted Account Balance bears to the total of all Participants' Adjusted Account Balances.

      (c) Adjusted Account Balance. With respect to any Valuation Date, a Participant's "Adjusted Account Balance" means his Account balance as of the preceding Valuation Date --

            (i) decreased by all distributions and loans made from the Account during the Valuation Period;

            (ii) increased by any Rollover Contributions, Voluntary Contributions or loan repayments which are received during the Valuation Period, determined by multiplying each such amount received by a fraction, the numerator of which is the number of days during the Valuation Period subsequent to the date of receipt and the denominator of which is the total number of days during the Valuation Period.

      (d)   This Section 6.4 is to be interpreted consistently with Section 6.5.

      Section 6.5. Directed Investment Accounts.

      (a) Direction of Investments. Subject to the provisions of Section 6.6, Participants shall have the right to direct the investment of their Accounts in specific assets, by giving such direction to the Plan Manager in writing, on a form provided by the Plan Manager. The Plan Manager, in its discretion, shall establish and communicate to the Participants uniform and nondiscriminatory rules and policies in connection with Participants' investment directions which, by way of illustration and not by way of limitation, may:

            (i) limit the right of direction to the investment of Rollover Contribution Accounts;

            (ii) require that each Participant who directs the investment of his Accounts must direct the investment of his entire Account and that such direction include a provision that until otherwise directed, any subsequent additions to such Account will be invested in a Designated Fund (as defined in Section 6.5(iv)) specified by the Plan Manager;

            (iii) limit the right of direction to Participants who are within 5 years of their Normal Retirement Date or to beneficiaries of deceased Participants;

            (iv) limit the right of direction to investment in a specified category of assets ("Designated Funds"), such as shares of investment companies registered under the Investment Company Act of 1940; and

            (v) limit the number and frequency of transfers between Designated Funds.

            Notwithstanding anything herein to the contrary, a Participant may direct the investment of his Accounts only in investments which are permitted under the provisions of the Plan and Trust without regard to Section 14.4 and which would not constitute a prohibited transaction pursuant to the Act or Code.

      (b) Notifications. Upon receipt of a Participant's written direction, the Plan Manager shall direct the Trustee to acquire the specified investment for the Participant's benefit.

      (c)   Accounting.

            (i) Establishment of Directed Investment Accounts. If a Participant directs the investment of his Accounts, the Plan Manager shall establish for him one or more Directed Investment Accounts, such as a Voluntary Contribution Directed Investment Account, Company Contribution Directed Investment Account and a Rollover Contribution Directed Investment Account. All such accounts maintained for each Participant shall sometimes be collectively referred to as "Directed Investment Account" or "Directed Investment Accounts."

            (ii) Account Adjustments. A Participant's Directed Investment Accounts shall not share in Trust Fund Earnings, and accordingly, for purposes of Section 6.4, the Adjusted Account Balance of a Participant's Directed Investment Accounts shall not be taken into consideration.

            (iii) Valuation of Directed Investment Accounts. As of each valuation date, subsequent to the adjustment of Participants' Accounts under Section 6.3, the net of the earnings, gains, losses and expenses during the Valuation Period attributable to a Participant's Directed Investment Accounts and the net of the appreciation or depreciation in the fair market value of each asset in such Accounts owned on the Valuation Date (as compared to the valuation of such assets as of the preceding Valuation Date, or cost, in the case of assets acquired since the preceding Valuation Date) shall be credited or charged, as the case may be, to the applicable Directed Investment Account and shall not be considered in determining Trust Fund Earnings pursuant to Section 6.4.

      Section 6.6. Directed Investments - Operations.

      (a)   Investments in Designated Funds. Except as provided in Subsection
            (b), each Participant shall be given the opportunity to direct the Trustee in writing to invest all or part of such Participant's Voluntary Contribution Account, Company Contribution Account and/or Rollover Contribution Account in one or more Designated Funds; provided, however, that no direction may be made which would have the effect of investing the lesser of: (i) the Participant's entire Account balance or (ii) $500 in any one Designated Fund. In the event any Participant fails to direct the manner of investment of any Voluntary Employer or Rollover Contribution, such contribution may be invested by the Trustee in the Designated Fund specified by the Plan Manager as the "default" Designated Fund.

      (b)   Real Estate Trust or Partnership Investments.

            (i) As Additional Directed Investments. Notwithstanding anything herein to the contrary, each Participant shall be given the opportunity to request in writing that all or part of his Voluntary Contribution, Company Contribution or Rollover Contribution Accounts be invested in an investment medium constituting a group trust for the investment of qualified plan funds in real estate or real estate loan participations, whether in the form of trust or partnership (limited or otherwise) participations. Any such request shall be subject to the Plan Manager's sole and absolute discretion, applied in a uniform and nondiscriminatory manner, to approve or deny. In considering such request, the Plan Manager may consider, among other things, the sophistication of the Participant to evaluate the type of investment in question, the potential impact upon the Participant or his beneficiaries of a temporarily illiquid investment, and the portion of the Participant's Accounts which he requests be invested in such manner.

            (ii) Automatic Election of Deferred Distribution. Because the investments permitted under this Subsection 6.6(b) are, in general, less liquid than other investments, any request for directed investment under Subsection 6.6(b) shall contain the Participant's election of a deferred distribution date, such date being later than his Termination of Employment date but not later than his required commencement date under Section 7.4(a). The Participant shall indicate on his written request whether his election to defer applies to his entire nonforfeitable interest in the Plan or only to such part as may be invested under this Subsection 6.6(b).

      (c) Procedures. Investments in Designated Funds may be shifted by a Participant from one such fund to another in accordance with the following procedure:

            (i) The Participant shall direct the Plan Manager in writing to cause the Trustee to withdraw a specified amount from one Designated Fund and invest it in another Designated Fund.

            (ii) Such direction shall be effective as soon as administratively feasible after the date the Plan Manager receives such direction.

            (iii) No other shifting of investments shall be permitted except as provided for by the Plan Manager in rules it establishes under
                  Section 6.5(a).

                                  ARTICLE VII.

                         Vesting and Payment of Benefits

      Section 7.1. Normal Retirement Date. The "Normal Retirement Date" of a Participant shall be the date on which he attains age 65. A Participant who continues employment beyond his Normal Retirement Date shall continue to participate herein.

      Section 7.2. Disability Retirement. "Disability Retirement" shall mean the Participant's Termination of Employment because of disability. A Participant will have a "disability" for this purpose if, on account of physical or mental disability, he no longer is capable of performing the duties assigned to him and, in the opinion of a physician selected by the Plan Manager, such disability will continue indefinitely or for a substantial period of time.

      Section 7.3. Vesting.

      (a)   Company Contribution Account.

            (i) Based upon Service. Subject to the provisions of this Article and based upon his Vesting Years of Service (determined pursuant to Section 7.6), each Participant shall have a nonforfeitable right in the following percentage of his Company Contribution Account:

                  Vesting Years of Service                      Percentage
                  ------------------------                      ----------

                  Less than 2 years                                   0%
                  2 years but less than 3 years                  33-1/3%
                  3 years or more                                   100%

            (ii) Full Vesting. Notwithstanding a Participant's Vesting Years of Service, he shall have a nonforfeitable right in 100% of his Company Contribution Account upon his Termination of
                  Employment:

                  (A)   by reason of his death;

                  (B)   by reason of his Disability Retirement; or

                  (C)   on or after his Normal Retirement Date.

      (b)   Forfeitures.

            If a Participant's nonforfeitable right in his Company Contribution Account is not 100% on his Termination of Employment, the forfeitable portion in his Company Contribution Account will be transferred to a Forfeiture Suspense Account as of the last day of the Plan Year coincident with or next following his Termination of Employment. The Forfeiture Suspense Account will be invested in the "default" Designated Fund described in Section 6.6(a) and each former Participant's interest in the Forfeiture Suspense Account will be separately accounted for. Investment earnings on the Forfeiture Suspense Account shall be treated as Trust Fund Earnings under Section 6.4.

            If a former Participant who had an amount transferred to the Forfeiture Suspense Account becomes a Participant again before he has five consecutive One Year Breaks in Service following his Termination of Employment, then his interest in the Forfeiture Suspense Account will be credited back to his Company Contributions Account as of the date he becomes a Participant again.

            If a former Participant who had an amount transferred to the Forfeiture Suspense Account does not become a Participant again before he has five consecutive One Year Breaks in Service following his Termination of Employment, then his interest in the Forfeiture Suspense Account will be treated as a Forfeiture as of the last day of the Plan Year coincident with the date he has five consecutive Breaks in Service.

      (c)   Special Rule for Forfeitures Upon Cashout of Small Account Balance.

            Notwithstanding the above, if a Participant has a Termination of Employment, and, pursuant to Section 7.4(a), receives an automatic lump sum distribution because the total nonforfeitable balance in the Participant's Accounts does not exceed $5,000 ($3,500 in Plan Years beginning before January 1, 1998), then there shall not be any transfer of the forfeitable portion of the Participant's Company Contribution Account to a Forfeiture Suspense Account; instead that forfeitable portion shall be treated as an immediate Forfeiture as of the Valuation Date that is used to determine the amount of the distribution to the Participant.

            For any Forfeiture described in this Section 7.3(c), if the former Participant becomes a Participant again before he has five consecutive One Year Breaks in Service following his Termination of Employment, and if the returning Participant repays to the Plan the amount of his previous distribution from the Plan, pursuant to procedures established by the Plan Manager that are in accordance with the requirements of Section 411(a)(7) of the Code, then the amount of the Participant's Forfeiture will be restored to his Company Contributions Account as of the date he becomes a Participant again. Any amount necessary to make such a restoration will be taken first from the Forfeitures that are allocable in the Plan Year in which the Participant again becomes a Participant. If the Forfeitures available for this purpose are insufficient, the Company shall make a timely supplemental contribution to the Plan in an amount sufficient to allow the restoration.

      (d) Application of Forfeitures. Subject to Section 7.3(c), Forfeitures occurring as of the last day of a Plan Year shall be allocated among and credited to the Company Contribution Accounts of Participants in accordance with the provisions of Section 4.4 for the Plan Year in which the Forfeitures occur. All earnings on any Forfeiture Suspense Account for a Plan Year shall be treated as Forfeitures occurring on the last day of that Plan Year and allocated as described in the previous sentence.

      Section 7.4. Payments to Participants.

      (a) Commencement of Benefits. Except as provided below in this Section, distribution of the nonforfeitable portion of a Participant's Accounts shall be made or commence (in accordance with Article VIII) within a reasonable time after the date of his Termination of Employment, but not later than 60 days after (i) the end of the Plan Year in which such date occurs, or (ii) such later date on which the amount of the payment can be ascertained by the Plan Manager. If the nonforfeitable balance in the Participant's Accounts exceeds $5,000 ($3,500 in Plan Years beginning before January 1, 1998), distributions may not be made to the Participant's Normal Retirement Age without his written consent.

            A Participant's Accounts shall be distributed, or commence to be distributed, by April 1 of the calendar year next following the calendar year in which the Participant's Termination of Employment occurs (his "required commencement date"). Notwithstanding the preceding sentence, the required commencement date of a Participant who is (i) a 5% owner of an Employer (within the meaning of Article
            XIX), or (ii) a Participant who will attain age 70 1/2 before January 1, 1999, must be no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2, even if he is still employed; provided, however that the Plan Manager may, on a uniform basis, permit Participants (other than such 5% owners) who reach age 70 1/2 in 1997 or 1998 to elect to receive their payments without regard to this sentence."

      (b) Failure to Request Distribution. If a Participant fails to submit a distribution request form by the last date permitted under this
            Article VII, a notice shall be issued to his last known address as soon as administratively possible. If the Participant cannot be located, his Accounts determined on the Valuation Date which immediately precedes the latest date of distribution permitted under this Article VII (called the "Default Valuation Date") shall be held for a period of two years beginning on the Default Valuation Date. If the Accounts are not claimed by the Valuation Date that follows the Default Valuation Date by two years, the Accounts shall be treated as a Forfeiture and shall be applied as a Forfeiture for the period in which it arises pursuant to Article IV. If the Participant subsequently files a claim for benefits under the Plan, the amount forfeited shall be reinstated to his Accounts and distributed, and such payment shall be accounted for by charging it against Forfeitures arising during the Plan Year which have not been allocated or by a special contribution from an Employer as determined by the Plan Manager. The foregoing procedure shall also apply to Accounts payable to a Beneficiary under the provisions of Article IX.

      (c) Distribution at Age 59-1/2. A Participant who has attained age 59-1/2 and is credited with three Vesting Years of Service (as defined in Section 7.6(a)) may request a distribution of the nonforfeitable portion of the Participant's Accounts which shall be distributed in accordance with this Article VII and Article VIII during the 6-month period following the last day of the Plan Year during which the Participant requests such distribution or earlier, if administratively feasible.

      Section 7.5. Direct Rollovers from the Plan.

      (a) To Eligible Retirement Plan. Upon the written request of (A) a Participant, (B) the Spouse of a Participant entitled to receive payments after the Participant's death, or (C) the Spouse or former spouse of a Participant who is an alternate payee under a Qualified Domestic Relations Order (as defined in Section 414(p) of the Code), the Plan Manager shall direct the Trustee to transfer any "Eligible Rollover Distribution" (as defined in Section 402(c)(4) of the Code) directly to the trustee of an "Eligible Retirement Plan" (as defined below) of such Participant in a lump sum in accordance with Article
            VIII. Such distribution shall not be made unless the Participant specifies the Eligible Retirement Plan to which such distribution is to be paid. An "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract), an annuity plan described in Section 403(a) of the Code, or an employee's trust described in
            Section 401(a) of the Code which is exempt from tax under Section 501(a) (but only if the plan which is funded by such employee's trust is a defined contribution plan, the terms of which permit the acceptance of rollover distributions). Notwithstanding the foregoing, if the distributee is the Spouse of the Participant receiving the distribution after the Participant's death, the definition of an "eligible retirement plan" shall include only an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code.

      Section 7.6. Vesting Years of Service.

      (a) Vesting Year of Service Defined. A "Vesting Year of Service" means any Plan Year during which an Employee or Participant completes 1,000 or more Hours of

            Service with an Employer. In addition, Vesting Years of Service shall include (i) Vesting Years of Service credited to Transferred Employees for vesting purposes under the Prior Plan, and (ii) Vesting Years of Service based on Hours of Service described in
            Section 2.5.

      (b) Determination of Vesting Years of Service. For purposes of Section 16.2, all of a Participant's Vesting Years of Service shall be taken into account. For all other purposes, the following rules shall apply:

            (i) Reemployment before One Year Break in Service. If an Employee has a Termination of Employment and is reemployed before he incurs a One Year Break in Service, his Vesting Years of Service will not be deemed to have been interrupted during such year and, if he was a Participant in the Plan, he will continue as such upon his reemployment if he then meets the requirements of Section 3.1.

            (ii) Reemployment after One Year Break in Service. If a Participant is reemployed following his Termination of Employment, he will recommence participation as provided in Section 3.4. If an Employee who is not a Participant in the Plan is reemployed following his Termination of Employment, his eligibility for participation shall be determined in accordance with Section
                  3.1. The Vesting Years of Service accrued prior to Termination of Employment by a Participant who had no nonforfeitable right in his Company Contributions Account, or by an Employee who was not a Participant, shall be disregarded for purposes of
                  Section 7.3 only if his number of consecutive Breaks in Service occurring after his Termination of Employment equal or exceed five. In the case of a Participant who has five consecutive Breaks in Service, his Vesting Years of Service accrued after such five consecutive Breaks in Service shall be disregarded for purposes of determining his nonforfeitable right in the balance of his Company Contribution Account (as adjusted by Trust Fund Earnings) that accrued before such breaks, but both pre-break and post-break service will count for the purposes of determining his nonforfeitable right in the balance of his Company Contribution Account balance that accrues after such breaks.

                                  ARTICLE VIII.

                               Settlement Options

      Section 8.1. Methods of Distribution. Distribution by the Trustee of the nonforfeitable portion of a Participant's Accounts will be made or commence at the time prescribed by Article IV or Article VII in any one or a combination of the following methods:

      (a)   a lump sum;

      (b) a fixed number of substantially equal annual or more frequent installments over a period not exceeding the life expectancy of the Participant or the joint life expectancy of the Participant and his beneficiary; provided that, if such beneficiary is not the Participant's Spouse and is more than 10 years younger than the Participant, the installments shall be paid over a period not exceeding the joint life expectancy of the Participant and a beneficiary 10 years younger than the Participant; or

      (c) a fixed number of annual installments each of which is equal to the balance in the Participant's Accounts as of the Valuation Date preceding such installment multiplied by a fraction, the numerator of which is one and the denominator of which is the number of remaining installments; provided, however, that the present value of the distributions to the Participant, based on his life expectancy at the date the distributions commence, shall exceed 50% of the then present value of the total distributions to be made to the Participant and his beneficiaries; or

      (d) pursuant to Subparagraph 7.5 of the Plan, a direct rollover to an eligible retirement plan of the portion of the Participant's Accounts that qualifies for such a direct transfer.

Each Participant may designate the method of distribution, and may also permit his Beneficiary to designate the method of distribution. If a Participant fails to specify a method of distribution to his Beneficiary, the Beneficiary shall designate the method of distribution to be made to such Beneficiary. The life expectancy of a Participant, his Spouse or his designated Beneficiary shall be determined by use of the expected return multiples contained in the regulations under Section 72 of the Internal Revenue Code. If a Participant so elects, the life expectancy of the Participant and his Spouse shall be recalculated annually. In the absence of such an election, life expectancies shall not be recalculated.

      Section 8.2. Medium of Payment. The Plan Manager may direct the Trustee to make distributions in cash or in property, or partly in each, provided property is distributed at its fair market value on the date of distribution.

      Section 8.3. Date for Determining Value of Account Balance.
Notwithstanding the date or dates upon which distributions from a Participant's Accounts are made, such distributions shall be based upon the value of his Accounts as of the Valuation Date as of which distributions are made under
Section 7.4.

                                   ARTICLE IX.

                                  Beneficiaries

      Section 9.1. Payment on Death of a Participant Who Is Not Married. On the death, either before or after his Normal Retirement Date, of a Participant who does not have a surviving spouse, the Participant's Accounts shall be paid in accordance with Article VIII to the Beneficiary or Beneficiaries designated by the Participant. The Participant may change such designation of Beneficiary from time to time by filing a new Beneficiary designation form with the Plan Manager. No designation of Beneficiary or change of Beneficiary shall be effective until filed with the Plan Manager. If a Participant shall fail to file a valid Beneficiary designation form, or if all persons designated on the Beneficiary designation form shall have predeceased the Participant, the Trustee shall distribute such Participant's Accounts in one lump sum to his estate.

      Section 9.2. Payment on Death of a Married Participant. On the death, either before or after his Normal Retirement Date, of a Participant who has a surviving spouse, the Participant's Accounts shall be paid in accordance with
Article VIII to such surviving spouse, notwithstanding any prior Beneficiary designation, unless such surviving spouse consents to such prior Beneficiary designation. Such consent shall be effective only with respect to a Beneficiary designation if it (i) is in writing; (ii) acknowledges the effect of such election; (iii) acknowledges the Beneficiary designated; and (iv) is witnessed by the Plan Manager (or its delegate) or a notary public. In the event of a valid consent, the Participant's Accounts shall be paid in accordance with
Article VIII to such Beneficiary or Beneficiaries. Provided the Participant's spouse consents thereto in the manner described herein, a Participant may change such designation of Beneficiary from time to time by filing a new Beneficiary designation form with the Plan Manager. No designation of a Beneficiary or change of Beneficiary shall be effective until filed with the Plan Manager. If a Participant shall fail to file a valid Beneficiary designation form, or if all persons designated in the Beneficiary designation form shall have predeceased the Participant, the Trustee shall distribute such Participant's Accounts in one lump sum to his surviving spouse.

      Section 9.3. Minors and Persons under Other Legal Disability. Distributions to a minor or a person under other legal disability shall be made by the Trustee at the direction of the Plan Manager:

      (a) to either one or both of the natural or adoptive parents, the legal guardian or conservator of such person, or any other person in loco parentis to such person;

      (b) to a custodian for such person under any Uniform Gifts to Minors Act or Gifts of Securities to Minors Act; or

      (c)   by expenditures for the education and support of such person.

      Section 9.4. Limitation When Death Occurs before Retirement Benefits Commence. If a Participant dies before his required commencement date (as defined in Subsection 7.4(a)), the Accounts payable with respect to such Participant shall be fully distributed, in accordance with and subject to the terms of this Article IX, within five years after the Participant's death, except that such five-year limitation shall not apply with respect to any Accounts payable to or for a Beneficiary who is a "designated Beneficiary" under
Section 401(a)(9)(E) of the Code which are to be distributed over the Beneficiary's life expectancy, provided such Accounts commence to be paid not later than one year after the Participant's death. If the Beneficiary is the Participant's Spouse, the date by when distributions of the Accounts must commence to be paid may be deferred until the date on which the Participant would have attained age 70-1/2, had he survived, provided that if the Spouse shall die before distribution commences, the Accounts shall be paid not later than five years after the date of the Spouse's death. An amount payable to a child as a Beneficiary shall be treated as if paid to the Spouse if such amount shall become payable to the Spouse upon the child's reaching majority. If a Beneficiary shall fail to request a distribution of any death benefits provided under this Article IX, such death benefits shall be paid in accordance with the procedure described in Subsection 7.4(b).

      Section 9.5. Limitation When Death Occurs after Benefits Commence. If a Participant shall die before his Accounts have been distributed to him in their entirety but after his required commencement date, the remaining portion of his Accounts shall be distributed at least as rapidly as under the method in effect at the time of his death, any provision herein to the contrary notwithstanding.

      Section 9.6. Minimum Distribution Requirements. Notwithstanding the foregoing, all distributions under the Plan shall comply with the requirements of Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder.

                                   ARTICLE X.

                               Insurance Policies

      No Plan assets shall be invested in individual life insurance contracts.

                                   ARTICLE XI.

                              Loans to Participants

      Section 11.1. Limitation. If the Plan Manager, in his sole discretion, determines that Trust Fund assets should be invested in loans to Participants, he may, upon the application of any Participant who has completed three (3) or more Vesting Years of Service, and in accordance with a uniform and nondiscriminatory policy, direct the Trustee to make a loan or loans to such Participant. The amount of any loan granted hereunder, when added to the outstanding balance of all other loans from the Plan or a plan maintained by an Employer, shall not exceed the lesser of (a) $50,000, reduced by the excess (if any) of the highest outstanding balance during the one-year period ending immediately preceding the date of the loan over the outstanding balance on the date of the loan of all such loans from all such plans, or (b) 50% of the sum of a Participant's vested Accounts at the time such loan is made to the Participant. The term of any loan granted hereunder shall not exceed 60 months except that such 60-month limit shall not apply to any loan, or portion thereof, used to acquire a principal residence of the Participant.

      Section 11.2. Repayment -- Collection. Any such loan or loans shall be repaid by the Participant in such manner as the Plan Manager shall determine including but not limited to payroll deductions authorized by the Participant, and shall require substantially level amortization (with payments at least quarterly) over the term of the loan.

      Section 11.3. Interest. All such loans shall be considered investments of such Participants' Accounts, and interest shall be charged at a rate not less than the "prime rate" for prime borrowers then being charged for loans of the same duration and amount, such rate to be adjusted to the prime rate in effect at the beginning of each calendar quarter thereafter; provided, that in no event shall the rate of interest on any loan exceed that permissible under applicable State usury laws.

      Section 11.4. Security. Each such loan shall be evidenced by a note, payable to the order of the Trustee, for the amount of the loan including interest. Such loan shall be secured by adequate collateral, subject to the following:

      (a) Notwithstanding the provisions of Section 18.1, the collateral shall include the assignment of all of the Participant's then existing and thereafter acquired nonforfeitable rights in his Accounts except to the extent other collateral is provided by the Participant. By accepting the loan, the Participant automatically assigns, as security for the loan, such nonforfeitable rights in his Accounts.

      (b) If any loan, when added to the outstanding balance of any other loans made to the Participant, exceeds the value of the collateral described in Subsection (a), then the Participant shall pledge additional collateral of sufficient value to adequately secure repayment of such loans.

         Section 11.5. Loan Procedures. The Plan Manager may adopt and administer such Loan Procedures as it determines are necessary to effect this
Article XI and which are not inconsistent with Department of Labor Regulation
Section 2550.408b-1.

                                  ARTICLE XII.

                                 Plan Management

      Section 12.1. General Rights, Powers and Duties of Plan Manager. The Plan Manager shall be responsible for the management, operation and administration of the Plan. In addition to any powers, rights and duties set forth elsewhere in the Plan, he shall:

      (a) adopt such rules and regulations consistent with the provisions of the Plan as he deems necessary for the proper and efficient administration of the Plan;

      (b) enforce the Plan in accordance with its terms and any rules and regulations he establishes;

      (c) maintain records concerning the Plan adequate to prepare reports, returns and other information required by the Plan or by law;

      (d) construe disputed, doubtful or uncertain terms under the Plan and interpret the Plan to determine all benefits and resolve all questions pertaining to the administration, interpretation and application of the Plan provisions;

      (e) direct the Trustee as to the payment of benefits under the Plan and give such other directions and instructions necessary for the proper administration of the Plan;

      (f) employ or retain agents, attorneys, actuaries, accountants or other persons (who also may be employed by or represent the Company).

      (g) respond to Qualified Domestic Relations Orders in the manner described in Section 18.11.

      Section 12.2. Plan Manager.

      (a) The Plan Manager shall be a committee of at least three members as designated in writing by the Company. Any member of the committee may resign upon 30 days' prior written notice to the Company. The Company may remove any member of the committee by written notice to him, and the Trustee. The Company shall fill any vacancy as soon as possible in the committee and shall give written notice thereof to the Trustee. In the interim, the other members of the committee shall have full authority to act. If at any time there is no person appointed or serving as Plan Manager, then the Board of the Company shall serve as Plan Manager.

      (b) All actions of the Plan Manager shall be taken pursuant to the decision of a majority of the committee which then is the Plan Manager. Any member of the committee which is the Plan Manager may execute any document in the name of and on behalf of the Plan Manager.

      (c) The committee serving as Plan Manager may adopt such rules and procedures as it deems necessary for its operations.

      Section 12.3. Fiduciary Obligations. Subject to the provisions of Article XV, the Plan Manager (and any other fiduciary with respect to the Plan) shall discharge his duties hereunder solely in the interest of the Participants and their beneficiaries and --

      (a)   for the exclusive purposes of:

            (i)   providing benefits to Participants and their beneficiaries;
                  and

            (ii) defraying reasonable expenses of administering the Plan and Trust; and

      (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

      Section 12.4. Information to Be Furnished to Plan Manager. The Employers shall furnish the Plan Manager such data and information as it may require. The records of the Employers shall be determinative as to an Employee's or Participant's period of employment,

Termination of Employment and the reason therefor, leave of absence, reemployment and Compensation. Participants and their beneficiaries shall furnish to the Plan Manager such evidence, data or information and execute such documents as the Plan Manager requests.

      Section 12.5. Uniform Application. In managing, operating and administering the Plan, the Plan Manager shall apply the provisions of the Plan and any rules and procedures adopted by it in a uniform and nondiscriminatory manner so that all persons similarly situated shall be similarly treated.

      Section 12.6. Allocation and Delegation of Certain Fiduciary Duties.

      (a) If there shall be more than one person serving as Plan Manager, the Company may allocate any of the rights, powers and duties of the Plan Manager hereunder among the persons serving as Plan Manager. Such allocation shall be in writing, shall be signed by the Company and all persons serving as Plan Manager and shall set forth the particular rights, powers and duties being allocated and to which person they are being allocated. The Company may revoke any allocation made pursuant to this Subsection by written notification to all persons serving as Plan Manager.

      (b) The Plan Manager, shall have the authority to delegate any of his rights, powers and duties hereunder. Such delegation shall be in writing, shall be signed on behalf of the Plan Manager and the person or persons being designated, and shall set forth the rights, powers and duties being delegated. The Plan Manager may revoke any delegation made pursuant to this Subsection by written notification to the person or persons to whom the delegation has been made [and to the Company (if the revocation is made by the Plan Manager) or to all persons serving as Plan Manager (if the revocation is made by the Company).]

      (c) Copies of all instruments allocating or delegating rights, powers and duties of the Plan Manager or the revocation thereof shall be provided to the Trustee, at the Trustee's request, by the Company.

      Section 12.7. Funding Policy. The Plan Manager shall verify that the annual contributions of the Employers are made in the form, time and manner consistent with the provisions of the Plan.

      Section 12.8. Compensation and Expenses. The Employers shall pay the expenses of the Plan Manager and, if such are not paid by the Employers, such expenses shall be paid when due from the Trust Fund; provided, however, that any person serving as Plan Manager who is an Employee of the Company or a Related Entity shall not be entitled to any compensation for his services as Plan Manager from the Trust Fund or the Employers, except for the reimbursement of expenses properly and actually incurred.

      Section 12.9. Indemnification of the Plan Manager by the Employers. To the extent permitted by law, the Employers hereby agree to indemnify each member of the committee which is the Plan Manager who is also an employee of the Company or a Related Entity for and to hold him harmless against any and all liabilities, losses, costs or expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against him at any time by reason of his service under the Plan if he did not act dishonestly or otherwise in willful violation of the law under which such liability, loss, cost or expense arises. This indemnity shall not preclude such other indemnities as may be available under insurance purchased or provided by the Employers or under any by-law, agreement, action of stockholders or disinterested directors or otherwise, to the extent permitted by law. Payments of any indemnity, expenses or fees under this Section shall be made solely from assets of the Employers and shall not be made directly or indirectly from Trust Fund assets.

      Section 12.10. Limitation on Responsibilities. The functions of any agent, attorney, actuary, accountant or other person engaged pursuant to Section 12.1(f) shall be limited to the specific services and duties for which they are engaged, and such persons shall have no other duties or obligations under the Plan or Trust. Such persons shall exercise no discretionary authority or discretionary control respecting management of the Plan and Trust and, unless engaged as the Qualified Investment Manager, shall exercise no authority or control respecting management or disposition of the assets of the Trust. A member of the committee which is the Plan Manager who is an employee of the Company or a Related Entity shall be free from all liability for his acts and conduct in the administration of the Plan and Trust except for acts of willful misconduct; provided, however, that the foregoing shall not relieve him from any responsibility or liability for any responsibility, obligation or duty he may have pursuant to ERISA.

      Section 12.11. Agent for Service of Process. Any officer of the Company may be designated as the agent for service of process with respect to the Plan.

                                  ARTICLE XIII.

                               Claims for Benefits

      Section 13.1. Claim for Benefits. Any claim for benefits under the Plan by a person (a "claimant") shall be made in writing to the Plan Manager. If such claim for benefits is wholly or partially denied by the Plan Manager, it shall, within a reasonable period of time, but no later than 60 days after receipt of the claim, notify the claimant of the denial of the claim. Such notice of denial shall be in writing and shall contain (a) the specific reason or reasons for denial of the claim, (b) a specific reference to the pertinent Plan and Trust provisions upon which the denial is based, (c) a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary and (d) an explanation of the Plan's claim review procedure.

      Section 13.2. Request for Review of a Denial of a Claim for Benefits. Upon the receipt by the claimant of the written notice of denial of the claim or if the claim has not been granted within 60 days, the claimant may, not later than 90 days thereafter, file a written request with the Plan Manager that the Plan Manager conduct a full and fair review of the denial of the claimant's claim for benefits, which shall include a hearing if deemed necessary by the Plan Manager. In connection with the claimant's appeal of the denial of his claim, he may review pertinent documents and may submit issues and comments in writing.

      Section 13.3. Decision upon Claim for Review of a Denial of a Claim for Benefits. The Plan Manager shall render a decision on the claim review promptly, but not later than 60 days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing, if necessary) require an extension of time for processing, in which case the 60-day period shall be extended to 120 days. Such decision shall (a) include specific reasons for the decision, (b) be written in a manner calculated to be understood by the claimant and (c) contain specific references to the pertinent Plan and Trust provisions upon which the decision is based.

                                  ARTICLE XIV.

                        Trustee Powers, Rights and Duties

      Section 14.1. Exclusive Authority. Subject entirely to Sections 6.5 and 6.6, the Trustee shall have the authority and discretion to manage and control the Trust Fund assets.

      Section 14.2. General Powers. Subject to the provisions of Section 14.4, the Trustee shall have the following powers, rights and duties with respect to the Trust Fund in addition to those provided elsewhere in the Plan and Trust or by law:

      (a) To receive and hold all contributions paid to him under the Plan; provided, however, that he shall have no duty to require any contributions to be made to him or to determine that the contributions he receives comply with the Plan and Trust or with any resolution of the Board of the Company.

      (b) Subject to the provisions of Sections 6.5 and 6.6, to invest and reinvest the Trust Fund assets in bonds, notes, mortgages, commercial paper, preferred or common stocks, mutual funds or other securities, rights, obligations or other property, real or personal, including shares of participation issued by investment companies or investment trusts; to engage in the writing, sale, purchase and exercise of covered call and put option contracts; and to loan money to a Participant pursuant to the provisions of Article XI.

      (c) To manage, sell, contract to sell, grant options with respect to, convey, exchange, partition, transfer, abandon, improve, repair, insure, lease for any term (although commencing in the future or extending beyond the term of this Trust), mortgage or pledge and otherwise deal with all property, real or personal, in such way, for such considerations and on such terms and conditions as he decides.

      (d) To borrow money with or without mortgaging or pledging the assets of the Trust Fund.

      (e) To retain in cash a portion of the Trust Fund either awaiting investment or to meet contemplated payments of benefits hereunder and to deposit funds (in savings accounts or checking accounts) in any financial institution supervised by the United States or a State including, if the Trustee is a bank, its own banking department.

      (f) To make payments from the Trust Fund to such persons, in such manner, at such times and in such amounts as the Plan Manager shall direct without inquiring as to whether a payee is entitled to the payment, or as to whether a payment is proper, and without liability for a payment made in good faith without actual notice or knowledge of the changed condition or status of the payee.

      (g) To compromise, contest, arbitrate, settle or abandon claims and demands.

      (h) To begin, maintain or defend any litigation necessary in connection with the investment, reinvestment and administration of the Trust Fund.

      (i) To have all rights of an individual owner, including the powers to give proxies to vote stocks, to join in or oppose (alone or jointly with others) voting trusts, mergers, consolidations, foreclosures, reorganizations, recapitalizations or liquidations, and to exercise or sell stock subscription or conversion rights.

      (j) To hold securities or other property in his name as Trustee or in the name of his nominee or nominees, or in such other form as he determines best, with or without disclosing the Trust relationship and to execute such documents as are necessary to accomplish the foregoing; provided, however, that (i) the records of the Trustee shall indicate the actual ownership of such securities or other property, and (ii) except as authorized by regulations promulgated by the Secretary of the United States Department of Labor, he shall not maintain the indicia of ownership of any assets of the Trust Fund outside the jurisdiction of the district courts of the United States.

      (k) If a bank is acting as Trustee, to deposit securities with a clearing corporation. The certificates representing securities, including those in bearer form, may be held in bulk form with, and may be merged into certificates of the same class of the same issuer which constitute assets of other accounts or owners without certification as to the ownership attached. Utilization of a book-entry system may be made for the transfer or pledge of securities held by the Trustee or by a clearing corporation. The Trustee shall at all times, however, maintain a separate and distinct record of the securities owned by the Trust Fund.

      (l) If a bank is acting as Trustee, to participate in and use the Federal Book-Entry Account System, a service provided by the Federal Reserve Bank for its member banks for deposit of Treasury securities.

      (m) To retain any funds or property subject to any dispute without liability for the payment of interest, or to decline to make payment or delivery thereof until final adjudication is made by a court of competent jurisdiction.

      (n) To report to the Plan Manager and the Company on each Valuation Date (or as soon thereafter as practicable), or at such other times as may be required under the Plan, the Trust Fund Earnings and the net worth of the Trust Fund, that is, the fair market value of all property held in the Trust Fund, reduced by any liabilities other than liabilities to Participants in the Plan and their beneficiaries.

      (o) To furnish to the Plan Manager and the Company a written accounting for each Valuation Period detailing all investments, receipts, disbursements and other transactions of the Trust Fund during such Period, and such other information as the Trustee may possess which the Plan Manager and the Company require in order to prepare reports and returns required under the Plan or by law. All accounts of the Trustee shall be kept on a cash basis. If the Department of Labor prescribes regulations under ERISA regarding the valuation of securities or other assets for purposes of the reports required by ERISA, the Trustee shall use such valuation methods for purposes of the accounting described by this Subparagraph.

      (p) To require before making any payment such release or other document from any taxing authority and such indemnity from the intended payee as he deems necessary for his protection.

      (q) To employ or retain agents, attorneys, accountants or other persons (who also may be employed by or represent the Company).

      (r) To pool all or any of the assets of this Trust Fund from time to time with assets of any other qualified plan and exempt trust under Sections 401(a) and 501(a), respectively, of the Code created by the Company and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Trust and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or in any pooled assets to the two or more trusts in accordance with their respective interests. The Trustee may also buy or sell any assets or undivided interests therein, in this Trust or in any other trust with which the assets of this Trust may be pooled, to or from this Trust or such other trusts.

      (s) To assume, until advised to the contrary, that the Plan and Trust is qualified under Section 401(a) of the Code and exempt from tax under
            Section 501(a) thereof.

      (t) To perform any and all other acts in his judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust Fund.

      (u) To invest all or any part of the assets of the Trust Fund in any collective investment trust which then provides for the pooling of the assets of plans and trusts qualified under Section 401(a) of the Code and exempt from tax under Section 501(a) thereof (whether or not such collective investment trust provides for the pooling of assets of other tax-exempt trusts), provided that such collective investment trust is exempt from tax under the Code. The provisions of the document governing such collective investment trust as it may be amended from time to time shall govern any investment therein and are hereby made a part hereof.

      Section 14.3. Directions to Trustee. The Plan Manager shall advise the Trustee of any events which require the taking of any action by the Trustee under this Agreement. When any person serving as Trustee is not an Employee of the Company or a Related Entity, the Secretary of the Company will certify to the Trustee from time to time the person or persons who are the Plan Manager, and the Trustee may rely on the latest certificate without further inquiry or verification.

      Section 14.4. Fiduciary Obligations. Subject to the provisions of Article XV, the Trustee (and any other fiduciary with respect to the Plan) shall discharge its duties hereunder solely in the interest of the Participants and their beneficiaries and --

      (a)   for the exclusive purposes of:

            (i)   providing benefits to Participants and their beneficiaries;
                  and

            (ii)  defraying reasonable expenses of administering the Trust;

      (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims; and

      (c) by diversifying investments of the Trust Fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so.

      Section 14.5. Allocation of Trustee Responsibilities, Obligations and Duties. If there is more than one Trustee, they shall jointly manage and control the assets of the Trust Fund unless the Company shall by an agreement in writing, signed by the Company and the Trustees, allocate specific responsibilities, obligations or duties among them. The Company shall deliver a copy of such agreement to the Plan Manager.

      Section 14.6. Compensation and Expenses. The Trustee is authorized to pay from the Trust Fund all of his expenses, taxes and charges (including fees of persons employed or retained by him) incurred in connection with the collection, administration, management, investment, protection and distribution of the Trust Fund and the expenses of the Plan Manager pursuant to Section 12.8 to the extent they are not paid by the Employers. The Employers shall pay the Trustee reasonable compensation and, if such compensation is not paid by the Employers, it shall be paid when due from the Trust Fund; provided, however, that a Trustee who is an employee of the Company or a Related Entity shall not be entitled to any compensation for his services as

Trustee from the Trust Fund or the Employers, except for the reimbursement of expenses properly and actually incurred.

      Section 14.7. Actions by Trustees. If there shall be two or more persons serving as Trustee, they shall act by a majority. Any person serving as Trustee may execute any document in the name of and on behalf of the Trust Fund and the other persons serving as Trustee.

      Section 14.8. Persons Dealing with Trustee. No person contracting or in any way dealing with the Trustee shall be under any obligation to ascertain or inquire (a) into any powers of the Trustee, (b) whether such powers have been properly exercised or (c) about the source or application of any funds received from or paid to the Trustee and such person may rely on the Trustee's exercise of any power or authority as the conclusive evidence that he possesses such power and authority. This Section shall not apply to any person who is a fiduciary with respect to the Plan.

      Section 14.9. Indemnification of the Trustee by the Employers. To the extent permitted by law, the Employers hereby agree to indemnify a Trustee who is not compensated for his services as Trustee for and to hold him harmless against any and all liabilities, losses, costs or expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against him at any time by reason of his service under the Plan if he did not act dishonestly or otherwise in willful violation of the law under which such liability, loss, cost or expense arises. This indemnity shall not preclude such other indemnities as may be available under insurance purchased or provided by the Employers or under any by-law, agreement, action of stockholders or disinterested directors or otherwise, to the extent permitted by law. Payments of any indemnity, expenses or fees under this Section shall be made solely from assets of the Employers and shall not be made directly or indirectly from Trust Fund assets.

      Section 14.10. Limitation on Responsibilities. The functions of any agent, attorney, accountant or other person engaged by the Trustee pursuant to this Article shall be limited to the specific services and duties for which he is engaged and such person shall have no other duties or obligations under the Plan and Trust. Such persons shall exercise no discretionary authority or discretionary control respecting management of the Plan and Trust and shall exercise no authority or control respecting management or disposition of the assets of the Trust. Any Trustee who is not compensated for his services as Trustee shall be free from all liability for his acts and conduct in the management and control of the Trust Fund assets, except for acts of willful misconduct; provided, however, that the foregoing shall not relieve him from any responsibility or liability for any responsibility, obligation or duty he may have pursuant to ERISA.

      Section 14.11. Common Trust Fund. The fact that separate records may be maintained for each Participant shall not be deemed to segregate for or give to such Participant or his beneficiaries any direct interest in any specific assets of the Trust Fund. All Trust Fund assets shall be held and administered by the Trustee as a commingled fund.

      Section 14.12. Change of Trustee.

      (a) Resignation. A Trustee may resign at any time by giving 30 days' advance written notice to the Company.

      (b) Removal of Trustee. The Company may remove any Trustee by giving written notice to him, and if the removed Trustee is the sole Trustee at the time of his removal, the Company shall also notify him of the identity of the successor Trustee and of the successor Trustee's acceptance of the trusteeship.

      (c) Duties of Resigning or Removed Trustee and of Successor Trustee. If a Trustee resigns or is removed, he shall promptly transfer and deliver the assets of the Trust Fund to the successor Trustee. Within 120 days the resigned or removed Trustee shall furnish to the Company, the Plan Manager and the successor Trustee an accounting of his administration of the Trust from the date of his last accounting. Each successor Trustee shall succeed to the title to the Trust Fund vested in his predecessor without the signing or filing of any further instrument, but any resigning or removed Trustee shall execute all documents and do all acts necessary to vest such title of record in any successor Trustee. Each successor shall have all the powers, rights and duties conferred by this Plan and Trust as if originally named Trustee. No successor Trustee shall be personally liable for any act or failure to act of a predecessor Trustee.

      (d) Power to Add Trustees. The Company shall have the power, at any time and from time to time, to add one or more Trustees by an instrument in writing delivered to the existing Trustee and to the person being added as Trustee.

      (e) Notification to Plan Manager. Copies of all instruments involving the resignation, removal, appointment or addition of a Trustee who is not an Employee of the Company or a Related Entity shall be delivered to the Plan Manager by the Company.

                                   ARTICLE XV.

                            Limitation upon Reversion

      Section 15.1. Exclusive Benefit. Except as otherwise provided by the Code and this Article, no part of the corpus or income of the Trust Fund shall revert to the Employers or be used for, or directed to, purposes other than for the exclusive benefit of Participants and their beneficiaries and defraying reasonable expenses of administering the Plan and Trust.

      Section 15.2. Permissible Reversions.

      (a) Mistake of Fact. If an Employer contribution is made to the Trust due to a good faith mistake of fact, then within one year of the date of payment of such Employer contribution to the Trust an amount equal to the excess of (i) the amount of such Employer contribution over (ii) the amount which would have been contributed had a mistake of fact not occurred (the "Excess Contribution"), shall be returned to the Employer. If Trust Fund Earnings attributable to such Excess Contribution are a net loss, then the amount of such Excess Contribution shall be reduced by such Trust Fund Earnings.

      (b) Disallowance of Deduction. If an Employer contribution is made to the Trust conditioned upon its deductibility under Section 404 of the Code and a good faith mistake is made in determining the deductibility of such contribution, then within one year of the date of disallowance of the deduction of such Employer contribution to the Trust an amount equal to the excess of (i) the amount of such Employer contribution over (ii) the amount which would have been contributed had a mistake not occurred in determining the deductibility of such contribution (the "Excess Contribution"), shall be returned to the Employer. If Trust Fund Earnings attributable to such Excess Contribution are a net loss, then the amount of such Excess Contribution shall be reduced by such Trust Fund Earnings.

      (c) Plan Not Qualified. If the Internal Revenue Service initially determines that the Plan does not meet the requirements of Section 401(a) of the Code, any Trust assets attributable to contributions made by an Employer shall be returned to the Employer within one year after the date initial qualification is denied, but only if the application for qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

                                  ARTICLE XVI.

                                    Amendment

      Section 16.1. In General. The Plan and Trust Agreement is subject to amendment by the Company at any time; provided, however, that no amendment shall:

      (a) vest in the Employers, directly or indirectly, any interest, ownership or control in any assets of the Trust;

      (b) with respect to an Employee who is a Participant on the later of the date such amendment is adopted or effective, have the effect of reducing his nonforfeitable percentage as of such date in his Company Contribution Account; provided, however, that any rights accrued or vested under the Plan and Trust may be adjusted among Participants by amendments made prior to securing or in order to secure the approval of the Plan and Trust by the Internal Revenue Service as a qualified plan and exempt trust under Sections 401(a) and 501(a), respectively, of the Code; or

      (c) be made which affects the rights, responsibilities or duties of the Trustee without the Trustee's written consent. A copy of any amendment shall be delivered to the Plan Manager and the Trustee.

      Section 16.2. Amendments to Vesting Schedule.

      (a) Availability of Election. If the Plan's vesting schedule is amended, each Participant whose nonforfeitable percentage in his Company Contribution Account is determined under such schedule as amended, and who has completed at least five Vesting Years of Service (prior to the expiration of the election period described in this Section) may irrevocably elect to have such nonforfeitable percentage determined under the Plan without regard to such amendment. The Plan Manager shall provide each such Participant with written notice of the adoption of the amendment and the availability of the election.

      (b) Election Requirements. The election referred to in Subsection (a) must be in writing and must be filed with the Plan Manager during the period beginning on the date the amendment is adopted and ending on the latest of the following:

            (i)   the date 60 days after the date the amendment is adopted;

            (ii) the date 60 days after the date the amendment becomes effective; or

            (iii) the date 60 days after the date the Participant is issued written notice of the amendment by the Company or the Plan Manager.

                                  ARTICLE XVII.

                        Termination of the Plan and Trust

      Section 17.1. Right to Terminate Plan and Trust. The Company reserves the right to terminate the Plan and Trust at any time by written notification to the Plan Manager and the Trustee. Upon receipt of such notice, the Trustee shall proceed to pay all liabilities of the Trust other than to Participants or their beneficiaries. On a date mutually determined by the Plan Manager and the Trustee, the Plan Manager shall make the Account adjustments provided for by
Article VI as if such date were a Valuation Date. As soon thereafter as practicable, the Trustee shall completely distribute each Participant's Accounts to him or his beneficiaries.

      Section 17.2. Right to Discontinue Contributions. Each Employer reserves the right to permanently discontinue contributions to the Trust at any time by written notification to the Plan Manager and the Trustee. Thereafter, the provisions of the Plan and Trust shall continue in full force and effect (other than the provisions relating to contributions by the Employers) until the benefits of all Participants and beneficiaries have been distributed to them in accordance with the provisions of the Plan, at which time the Plan and Trust shall terminate.

      Section 17.3. Vesting upon Termination of Plan or Complete Discontinuance of Contributions. Upon the termination of the Plan or the complete discontinuance of contributions by the Employers, each Participant shall have a nonforfeitable right in 100% of his Company Contribution Account. Upon a partial termination of the Plan each affected Participant shall have a nonforfeitable right in 100% of his Company Contribution Account.

      Section 17.4. Merger or Consolidation of Plan and Trust. Neither the Plan or Trust may be merged or consolidated with, nor may their assets or liabilities be transferred to, any other plan or trust, unless each Participant would (if the Plan and Trust then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan and Trust had then terminated).

                                 ARTICLE XVIII.

                                  Miscellaneous

      Section 18.1. Inalienability of Benefits. Except as may otherwise be provided herein, the right of any Participant or beneficiary to any benefit or payment under the Plan or Trust or to any separate account maintained as provided by the Plan shall not be subject to voluntary or involuntary transfer, alienation, pledge, assignment or other disposition and shall not be subject to attachment, execution, garnishment, sequestration or other legal or equitable process. Any attempt to transfer, alienate, pledge, assign or otherwise dispose of such right or any attempt to subject such right to attachments, execution, garnishment, sequestration or other legal or equitable process shall be null and void.

      Section 18.2. No Implied Rights. Neither the establishment of the Plan and Trust nor any modification thereof, nor the creation of any fund, trust or account, shall be construed as giving any Participant, Employee, beneficiary or other person any legal or equitable right unless such right shall be specifically provided for in the Plan and Trust or conferred by affirmative action of the Employer in accordance with the terms and provisions of the Plan and Trust.

      Section 18.3. Status of Employment Relations. The adoption and maintenance of the Plan and Trust shall not be deemed to constitute a contract between the Employers and their Employees or to be consideration for, or an inducement or condition of, the employment of any person. Nothing contained herein shall be deemed to:

      (a) give to any Employee the right to be retained in the employ of an Employer;

      (b) affect the right of an Employer to discipline or discharge any Employee at any time;

      (c) give an Employer the right to require any Employee to remain in its employ; or

      (d)   affect any Employee's right to terminate his employment at any time.

      Section 18.4. No Guarantee. Nothing contained in the Plan and Trust shall constitute a guarantee by an Employer, Plan Manager or Trustee that the assets of the Trust Fund will be sufficient to pay any benefit to any person. Prior to the time that distributions are made, in conformity with the Plan and Trust, the Participants, employees, beneficiaries or other persons shall receive no distribution of cash or other thing of current or exchangeable value, either from the Employers, Plan Manager or Trustee, on account of, or as a result of the Trust Fund created hereunder.

      Section 18.5. Service in More Than One Capacity. Any person or groups of persons may serve in more than one fiduciary capacity with respect to the Plan and Trust.

      Section 18.6. Actions by Company. All actions by the Company under this Plan and Trust shall be by resolution of its Board or by a person or persons designated by its Board.

      Section 18.7. Binding Effect. The provisions of the Plan and Trust shall be binding on the Employers, the Trustee, the Plan Manager and their successors and on all persons entitled to benefits under the Plan and their respective heirs, legal representatives and successors in interest.

      Section 18.8. Governing Laws. The Plan and Trust shall be construed and administered according to the laws of the State in which the Company is incorporated to the extent that such laws are not preempted by the laws of the United States of America.

      Section 18.9. Counterparts. The Plan and Trust may be executed in any number of counterparts, each of which shall be deemed an original, and no other counterpart need be produced.

      Section 18.10. Number and Gender. Wherever appropriate, words used in this Plan and Trust in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine or neuter.

      Section 18.11. Payments Pursuant to a Qualified Domestic Relations Order. Notwithstanding the provisions of Section 18.1, the Plan will recognize a "Qualified Domestic Relations Order" which shall be a judgment, decree or order (including approval of a property settlement agreement) that meets the requirements of (a), (b) and (c) below:

      (a) the order must relate to child support, alimony, property rights of a spouse, former spouse, child or dependent of a Participant and must be issued pursuant to a state domestic relations law;

      (b) the order must include (i) the name and address of the Participant and alternate payee, (ii) the amount or percentage of benefits payable to the alternate payee (or the manner in which the amount or percentage is to be determined), (iii) the period or number of payments involved and (iv) the exact name of the plan to which the order applies; and

      (c) the order cannot require a type or form of benefit or option not otherwise offered under the Plan, cannot require the Plan to provide increased benefits (determined on an actuarial basis) and cannot affect benefits already the subject of a previous Qualified Domestic Relations Order.

Subsection (c) above shall be interpreted to mean that an order can require a distribution of the portion of a Participant's Accounts that could be immediately withdrawn upon proper application.

      A Qualified Domestic Relations Order can order the Plan to commence payments to an alternate payee as of or following the Participant's Earliest Retirement Date, as defined in Section 414(p)(4)(B) of the Internal Revenue Code. If the Participant dies before the above-mentioned date, benefits are payable to the alternate payee only if the order specifically provides for such benefits.

      An alternate payee may elect any form of payment to which the Participant would be entitled at the time of the alternate payee's benefit commencement; provided, however, an alternate payee cannot elect to cover such alternate payee's spouse under any joint and survivor form of payment.

      The Plan Manager shall notify any Participant and alternate payee of the receipt of any order by the Plan and shall inform such Participant and alternate payee of the Plan's procedures for determining whether the order meets the requirements described above in this Section 18.11. Such procedures shall comply with the requirements set forth in Code Section 414(p) and ERISA Section 206(d).

      The provisions of this Section 18.11 shall apply to payments made on or after January 1, 1985 if such payments are made pursuant to a Qualified Domestic Relations Order entered into before January 1, 1985, or if the Plan Manager in its sole discretion, elects to treat an order entered into before January 1, 1985 under this Section even though such order does not satisfy the requirements hereof.

      Section 18.12. Rights of Veterans. Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. In addition, loan repayments under the Plan will be suspended as permitted under Section 414(u) of the Code.

                                  ARTICLE XIX.

                             Special Top-Heavy Rules

      Section 19.1. Application. Notwithstanding any provisions of this Plan to the contrary, the provisions of this Article XIX shall apply and be effective for any Plan Year for which the Plan shall be determined to be a "Top-Heavy Plan" as provided and defined herein.

      Section 19.2. Special Terms. For purposes of this Article XIX, the following terms shall have the following meanings:

      (a)   "Aggregate Benefit" means the sum of:

            (i) the present value of the accrued benefit under each and all defined benefit plans in the Aggregation Group determined on each plan's individual Determination Date as if there were a termination of employment on the most recent date the plan is valued by an actuary for purposes of computing plan costs under Section 412 of the Code within the 12-month period ending on the Determination Date of each such plan, but with respect to the first plan year of any such plan determined by taking into account the estimated accrued benefit as of the Determination Date; provided, the actuarial assumptions to be applied for purposes of this Paragraph (i) shall be the same assumptions as those applied for purposes of determining the actuarial equivalents of optional benefits under the particular plan, except that the interest rate assumption shall be 5 percent;

            (ii) the present value of the accrued benefit (i.e., account balances) under each and all defined contribution plans in the Aggregation Group, valued as of the valuation date coinciding with or immediately preceding the Determination Date of each such plan, including (A) contributions made after the valuation date but on or prior to the Determination Date, (B) with respect to the first plan year of any plan, any contribution made subsequent to the Determination Date but allocable as of any date in the first plan year, or (C) with respect to any defined contribution plan subject to Section 412 of the Code, any contribution made after the Determination Date that is allocable as of a date on or prior to the Determination Date; and

            (iii) the sum of each and all amounts distributed (other than a rollover or plan-to-plan transfer) from any Aggregation Group Plan, plus a rollover or plan-to-plan transfer initiated by the Employee and made to a plan which is not an Aggregation Group Plan within the Current Plan Year or within the preceding four plan years of any such plan, provided such amounts are not already included in the present value of the accrued benefits as of the valuation date coincident with or immediately preceding the Determination Date.

      The Aggregate Benefit shall not include the value of any rollover or plan-to-plan transfer to an Aggregation Group Plan, the contribution or transfer of which was initiated by a Participant, was from a plan which was not an Aggregation Group Plan and was made after December 31, 1983, nor shall the Aggregate Benefit include the value of employee contributions which are deductible pursuant to Section 219 of the Code.

      (b) "Aggregation Group" means the Plan and one or more plans (including plans that terminated) which are described in Section 401(a) of the Code, is an annuity contract described in Section 403(a) of the Code or is a simplified employee pension described in Section 408(k) of the Code maintained or adopted by the Company or a Related Company in the Current Plan Year or one of the four preceding Plan Years which is either a "Required Aggregation Group" or a "Permissive Aggregation Group".

            (i) A "Required Aggregation Group" means all Aggregation Group Plans in which either (A) a Key Employee (as defined below) participates or (B) which enables any Aggregation Group Plan in which a Key Employee participates to satisfy the requirements of Section 401(a)(4) or Section 410 of the Code.

            (ii) A "Permissive Aggregation Group" means all Aggregation Group Plans included in the Required Aggregation Group, plus one or more other Aggregation Group Plans as designated by the Board of the Company in its sole discretion, which satisfy the requirements of Section 401(a)(4) and Section 410 of the Code when considered with the other component plans of the Required Aggregation Group.

      (c) "Aggregation Group Plan" means the Plan and each other plan in the Aggregation Group.

      (d) "Current Plan Year" means (i) with respect to the Plan, the Plan Year in which the Determination Date occurs, and (ii) with respect to each other Aggregation Group Plan, the plan year of such other plan in which occurs the Determination Date of such other plan.

      (e) "Determination Date" means (i) with respect to the Plan and its Plan Year, the last day of the preceding Plan Year or March 31, 1984, whichever is later; or (ii) with respect to any other Aggregation Group Plan in any calendar year during which the Plan is not the only component plan of an Aggregation Group, the determination date of each plan in such Aggregation Group to occur during the calendar year as determined under the provisions of each such plan.

      (f) "Former Key Employee" means an Employee (including a terminated Employee) who is not a Key Employee in the Current Plan Year or during the four preceding Plan Years but who was a Key Employee at any time prior to the four preceding Plan Years.

      (g) "Key Employee" means an Employee (including a terminated Employee) who at any time during the Current Plan Year or at any time during the four preceding Plan Years is:

            (i) an officer of an Employer whose total compensation from all Employers during the Plan Year is greater than 50% of the amount specified in Section 415(b)(1)(A) of the Code (as adjusted for cost-of-living increases by the Secretary of the Treasury) for the calendar year in which the Plan Year ends; provided, however, that no more than the lesser of (A) 50 Employees, or (B) the greater of (i) three Employees or (ii) 10 percent

                  (rounded to the next whole integer) of the greatest number of Employees during the Current Plan Year or any of the preceding four Plan Years shall be considered as officers for this purpose. Such officers considered will be those with the greatest annual compensation as an officer during the five-year period ending on the Determination Date;

            (ii) One of the ten employees who owns (or is considered to own within the meaning of Section 318 of the Code) more than a 1/2 percent interest in value and the largest percentage ownership interest in value in an Employer, and whose total annual compensation from all Employers is not less than the amount specified in Section 415(c)(1)(A) of the Code (as adjusted for cost-of-living increases by the Secretary of the Treasury) for the calendar year in which the Plan Year ends;

            (iii) A person who owns more than 5 percent of the value of the outstanding stock of an Employer or more than 5 percent of the total combined voting power of all stock of an Employer (each Employer being considered separately); or

            (iv) A person who owns more than 1 percent of the value of the outstanding stock of an Employer or more than 1 percent of the total combined voting power of all stock of an Employer (each Employer being considered separately) and whose total annual compensation (as defined in Section 1.415-2(d) of the Treasury Regulations) from all Employers is in excess of $150,000.

      The rules of Section 416(i)(1)(B) and (C) of the Code shall be applied for purposes of determining an Employee's ownership interest in an Employer for purposes of Subparagraphs (iii) and (iv) herein. For purposes of this Subsection 19.2(g), "compensation" is that defined in Section 1.415-2(d) of the Treasury Regulations and "value" means fair market value. A beneficiary (who would not otherwise be considered a Key Employee) of a deceased Key Employee shall be deemed to be a Key Employee in substitution for such deceased Key Employee.

      (h) "Top-Heavy Plan" means the Plan with respect to any Plan Year if the Aggregate Benefit of all Key Employees or the beneficiaries of Key Employees determined on the Determination Date is an amount in excess of 60 percent of the Aggregate Benefit of all persons who are Employees within the Current Plan Year, excluding Former Key Employees, plus the Aggregate Benefit of persons who have been Employees (but are not Former Key Employees) within the four preceding Plan Years but who are not Employees in the Current Plan Year (and have performed no services for the Employer within the four preceding Plan Years). With respect to any calendar year during which the Plan is not the only Aggregation Group Plan, the ratio determined under the preceding sentence shall be computed based on the sum of the Aggregate Benefits of each Aggregation Group Plan totaled as


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

            of the last Determination Date of any Aggregation Group Plan to occur during the calendar year.

      Section 19.3. Minimum Contribution. For any Plan Year that the Plan shall be a Top-Heavy Plan, each Participant who is (a) an Eligible Employee but who is neither a Key Employee nor a Former Key Employee and (b) an Employee on the last day of the Plan Year regardless of how many Hours of Service he earned during the Plan Year shall have allocated to his Company Contribution Account the sum of Company Contributions and Forfeitures in an amount equal to not less than the lesser of 3 percent of such Participant's compensation (as defined in Section 1.415-2(d) of the Treasury Regulations), or an amount which is the same ratio or percentage of Company Contributions and Forfeitures to compensation for the Plan Year as for the Key Employee who has the highest such ratio or percentage for the Plan Year. The amount of Company Contributions and Forfeitures required to be allocated under this Section 19.3 for any Plan Year shall be reduced by the amount of employer contributions and forfeitures allocated on behalf of the Participant under any other defined contribution plan in the Aggregation Group for the Plan Year.

      Section 19.4. Maximum Benefit Accrual. For any Plan Year that the Plan is a Top-Heavy Plan, the denominator of the "Defined Benefit Plan Fraction" and the denominator of the "Defined Contribution Plan Fraction" (as defined in Section 5.2) shall be determined by substituting "1.0" for "1.25". The preceding sentence shall not apply with respect to any Plan Year that the Plan is a Top-Heavy Plan if (a) Section 19.3 is applied by substituting "4 percent" for "3 percent" and (b) the Plan would not be a Top-Heavy Plan if "90 percent" were substituted for "60 percent" in Subsection 19.2(h). This Section 19.4 shall not apply with respect to an Employee for any Plan Year during which he accrues no benefit under any plan of the Aggregation Group.

      Section 19.5. Termination of Top-Heavy Status. If the Plan has been determined to be a Top-Heavy Plan for one or more Plan Years and thereafter ceases to be a Top-Heavy Plan, the provisions of this Article XIX shall cease to apply to such Plan effective as of the Determination Date on which the Plan is not a Top-Heavy Plan.

                                   ARTICLE XX.

                        Adoption and Withdrawal from Plan

      Section 20.1. Procedure for Adoption. Any Related Entity may by resolution of such Related Entity's board of directors adopt the Plan for the benefit of its employees as of the date specified in the board resolution and, if applicable, in the Appendix. If the board of directors of any Related Entity which is adopting this Plan desires to amend this Plan as to its employees, it may do so by use of an Appendix. No such adoption shall be effective until such adoption and any Appendix to be used in connection therewith have been approved by the Board of Directors of the Company. Notwithstanding any term or provision of this Plan to the contrary (including but not limited to terms and conditions concerning eligibility service and Compensation), the terms and provisions as may be imposed by such board of directors and attached hereto in any Appendix shall govern.

      Section 20.2. Procedure for Withdrawal. Any Employer (other than the Company) may, by resolution of the board of directors of such Employer, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and attested and said Trustees have hereunto set their hands, all on the _________ day of __________, 1997.

                                       WANGER ASSET MANAGEMENT, LTD.


                                       By: ____________________________________

                                       Its:____________________________________

ATTEST:


____________________________________   ________________________________________
                                                      Bruce H. Lauer


                                       ________________________________________
                                                  Harold D. Lichtenstein


                                       ________________________________________
                                                   Charles P. McQuaid

                                  SUPPLEMENT A
                                       TO
        WANGER ASSET MANAGEMENT, LTD. PROFIT-SHARING AND SAVINGS PLAN AND
                                TRUST AGREEMENT

            A-1. Purpose. The purpose of this Supplement A is to provide for the administration of Accounts transferred to this Plan effective as of March 24, 1992 from the Harris Associates, L.P. Profit-Sharing and Savings Plan (the "Prior Plan").

            A-2. Effective Date. The effective date of this Supplement is March 24, 1992 (the "transfer date").

            A-3. Eligibility. Any employee who was a participant in the Prior Plan immediately prior to the transfer date and whose account balance in the Prior Plan is transferred to this Plan shall be eligible to participate in this Supplement and shall be known as a "Supplement A Participant."

            A-4. Supplement A Participants' Accounts.

            (a) The Plan Manager shall maintain, for each Supplement A Participant, an Account reflecting the amount transferred to this Plan on his behalf from the Prior Plan and the income, losses, appreciation and depreciation attributable thereto (a "Prior Plan Account"). Each Prior Plan Account shall be invested in the same Directed Investment Accounts and/or Designated Funds in which it was invested immediately prior to the transfer date, if applicable.

            (b) The Plan Merger shall adjust the Prior Plan Accounts of Supplement A Participants in accordance with the provisions of
                  Article VI of the Plan.

            (c) A Supplement A Participant's Prior Plan Account will be fully vested in the Supplement A Participant at all times.

            A-5. Distribution. A Supplement A Participant shall be entitled to receive the balance in his Prior Plan Account after his Termination of Employment Date, in the manner described in Articles VIII and IX of the Plan.

            A-6. Use of Terms. All terms and provisions of the Plan shall apply to this Supplement A, except that where the terms and provisions of the Plan and this Supplement conflict, the terms and provisions of this Supplement shall control.


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